UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Aerojet Rocketdyne Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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222 N. Sepulveda Blvd., Suite 500 El Segundo, CA 90245
March 29, 2018
Dear Stockholder:
You are cordially invited to attend the 2018 Annual Meeting of Stockholders of Aerojet Rocketdyne Holdings, Inc., which will be held at 9:00 a.m. Pacific Time, on May 8, 2018. Our 2018 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the meeting on the Internet and submit your questions during the meeting by visiting ajrd.onlineshareholdermeeting.com. Details regarding how to attend the meeting online and the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.
We have elected to take advantage of the Securities and Exchange Commission’s rule that allows us to furnish our proxy materials to our stockholders over the Internet. We believe electronic delivery will expedite the receipt of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our annual meeting materials and help lower our costs. On or about March 29, 2018, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) will be mailed to our stockholders. This Notice will contain instructions on how to access the Notice of Annual Meeting, the Proxy Statement and the Company’s Annual Report for 2017 on Form 10-K (the “2017 Annual Report”) to Stockholders online. You will not receive a printed copy of these materials, unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials. For those participants who hold shares of the Company’s common stock in the Aerojet Rocketdyne Retirement Savings Plan, you will receive a full set of annual meeting materials and a proxy card by mail.
On behalf of the Board of Directors and the management of Aerojet Rocketdyne Holdings, Inc., I extend our appreciation for your continued support.
Very truly yours,
/s/ Warren G. Lichtenstein
WARREN G. LICHTENSTEIN
Executive Chairman

222 N. Sepulveda Blvd., Suite 500 El Segundo, CA 90245
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME:	9:00 a.m. Pacific Time on Tuesday, May 8, 2018
PLACE:	Online at ajrd.onlineshareholdermeeting.com
ITEMS OF BUSINESS:	1. To elect eight directors to our Board of Directors to serve until the 2019 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2. To consider and approve an advisory resolution approving executive compensation;

3. To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending December 31, 2018;

4. To approve the 2018 Equity and Performance Incentive Plan; and

5. To consider and act on such other business as may properly be brought before the meeting or any adjournments or postponements thereof.

RECORD DATE:	You are entitled to vote at the 2018 Annual Meeting if you were a stockholder of record at the close of business on March 12, 2018.

VIRTUAL ANNUAL MEETING ADMISSION:
Stockholders of record on the record date will be able to participate in the 2018 Annual Meeting of Stockholders via the Internet by visiting ajrd.onlineshareholdermeeting.com. To participate in the meeting, you will need the control number included on your Notice of Internet Availability, on your proxy card, or on the instructions that accompanied your proxy materials.

PROXY VOTING:
It is important that your shares be represented and voted at the meeting. You may vote your shares by voting electronically at the meeting by visiting ajrd.onlineshareholdermeeting.com and following the instructions, by Internet, by telephone or by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials. Participants in the Aerojet Rocketdyne Retirement Savings Plan must follow the voting instructions provided by Fidelity Management Trust Company. See details under the heading “How do I vote?”

INSPECTION OF LIST OF STOCKHOLDERS OF RECORD:	A list of the stockholders of record as of the record date will be available for inspection electronically during the virtual Annual Meeting.
By Order of the Board of Directors, /s/ Arjun L. Kampani ARJUN L. KAMPANI Vice President, General Counsel and Secretary

222 N. Sepulveda Blvd., Suite 500 El Segundo, CA 90245
PROXY STATEMENT
FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 8, 2018
GENERAL INFORMATION
The Board of Directors (the “Board”) of Aerojet Rocketdyne Holdings, Inc., a Delaware corporation (“Aerojet Rocketdyne” or the “Company”) solicits the enclosed proxy for use at the Company’s 2018 annual meeting of stockholders (the “Annual Meeting”) to be held on May 8, 2018 at 9:00 a.m. Pacific Time. As in previous years, our 2018 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You can attend the Annual Meeting online, vote your shares electronically and submit questions during the meeting by visiting ajrd.onlineshareholdermeeting.com.
FREQUENTLY ASKED QUESTIONS
WHY DID I RECEIVE THIS PROXY STATEMENT?
The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder of the Company’s common stock, par value $0.10 per share (“Common Stock”), at the close of business (5:00 p.m. Eastern time) on March 12, 2018 (the “Record Date”), and therefore you are entitled to vote at the Annual Meeting. This Proxy Statement contains information about the matters to be voted on at the meeting and the voting process, as well as information about the Company’s directors (“Directors”) and executive officers.
We are providing you with a Notice of Internet Availability and access to these proxy materials in connection with the solicitation by the Board to be used at the Annual Meeting and at any adjournment or postponement thereof. The Notice of Internet Availability will be sent to stockholders of record and beneficial stockholders as of the Record Date starting on or around March 29, 2018. The Proxy materials, including the Notice of Annual Meeting, this Proxy Statement, and the 2017 Annual Report, will be made available to stockholders on the Internet on March 29, 2018. For those participants who hold shares of Common Stock in the Aerojet Rocketdyne Retirement Savings Plan, you will receive a full set of annual meeting materials and a proxy card for those shares.
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THIS YEAR INSTEAD OF A FULL SET OF PROXY MATERIALS?
As in previous years, pursuant to the rules of the Securities and Exchange Commission (the “SEC”), we are providing access to the Company’s proxy materials over the Internet rather than printing and mailing them to all stockholders. We believe electronic delivery will expedite the receipt of these materials, reduce the environmental impact of our annual meeting materials and will help lower our costs. Therefore, the Notice of Internet Availability will be mailed to stockholders (or e-mailed, in the case of stockholders that have previously requested to receive proxy materials electronically) starting on or around March 29, 2018. The Notice of Internet Availability will provide instructions as to how stockholders may access and review the proxy materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability will also provide voting instructions. In addition, stockholders may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at www.proxyvote.com referenced in the Notice of Internet Availability, no other information contained on the website is incorporated by reference in or considered to be a part of this Proxy Statement.

WHY DID I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY?
You may receive multiple Notices of Internet Availability if you hold your shares of Common Stock in multiple accounts (such as through a brokerage account). If you hold your shares of Common Stock in multiple accounts you should vote your shares as described in each separate Notice of Internet Availability you receive.
IF AEROJET ROCKETDYNE IS UTILIZING NOTICE OF INTERNET AVAILABILILTY, WHY DID I RECEIVE A FULL SET OF ANNUAL MEETING MATERIALS AND A PROXY CARD?
For those participants who hold shares of Common Stock in the Aerojet Rocketdyne Retirement Savings Plan, you will receive a full set of annual meeting materials and a proxy card for those shares because Fidelity Management Trust Company (the “Trustee”) is not utilizing a Notice of Internet Availability for the Aerojet Rocketdyne Retirement Savings Plan participants.
WHAT AM I VOTING ON?
You are voting on the following items of business at the Annual Meeting:

•
To elect eight directors to our Board to serve until the 2019 annual meeting of stockholders and until their respective successors have been duly elected and qualified (the Board’s nominees are: Thomas A. Corcoran; Eileen P. Drake; James R. Henderson; Warren G. Lichtenstein; Lance W. Lord; Merrill A. McPeak; James H. Perry; and Martin Turchin) (“Proposal 1”);

•	To consider and approve an advisory resolution approving executive compensation (“Proposal 2”);

•
To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending December 31, 2018 (“Proposal 3”);

•	The approval of the 2018 Equity and Performance Incentive Plan (“Proposal 4”); and

•	Any other matter that may properly be brought before the Annual Meeting.
WHO IS ENTITLED TO VOTE?
Stockholders of record as of the Record Date are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.
WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD?
The Board recommends that you vote your shares “FOR” each of the Board’s eight nominees standing for election to the Board; “FOR” the advisory resolution to approve executive compensation; “FOR” the ratification of PwC as independent auditors of the Company, and “FOR” the approval of the 2018 Equity and Performance Incentive Plan.
HOW DO I VOTE?
This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting ajrd.onlineshareholdermeeting.com on the Internet.
To participate in the Annual Meeting you will need the control number included on your Notice of Internet Availability, on your proxy card, or on the instructions that accompanied your proxy materials. Even if you plan to participate in the Annual Meeting online, we urge you to vote as soon as possible by one of the following methods to make sure your shares are represented if you later decide not to participate in the virtual Annual Meeting online.
SHARES HELD IN THE AEROJET ROCKETDYNE RETIREMENT SAVINGS PLAN
Please follow the voting instructions provided by Fidelity Management Trust Company, the Trustee. You may sign, date and return a voting instruction card to the Trustee or submit voting instructions by telephone or the Internet. If you provide voting instructions by mail, telephone, or the Internet, the Trustee will vote your shares as you have directed (or not vote your shares, if that is your direction). If you do not provide voting instructions, the Trustee will vote your shares in the same proportion as shares for which the Trustee has received voting instructions. You must submit voting instructions to the Trustee by no later than May 3, 2018 at 11:59 p.m. Eastern time in order for your shares to be voted as you have directed by the Trustee at the Annual Meeting. Aerojet Rocketdyne Retirement Savings Plan participants may not vote their Plan shares in person at the Annual Meeting.
SHARES HELD BY YOU, YOUR BROKER, BANK OR OTHER HOLDER OF RECORD
You may vote in several different ways:

•
By Internet during the Annual Meeting: You may vote electronically during the Annual Meeting on Tuesday, May 8, 2018 at 9:00 a.m. Pacific Time via the Internet at ajrd.onlineshareholdermeeting.com using the control number we have provided to you. You may also be represented by another person at the meeting by executing a proxy properly designating that person. If you are the beneficial owner of shares held in “street name,” and wish to vote electronically during the Annual Meeting, you must obtain a legal proxy from your broker, bank or other holder of record.

•
By Telephone: You may vote by calling the toll-free telephone number indicated on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded.

•
By Internet before the meeting date: You may vote by going to the Internet website indicated on your proxy card. Confirmation that your voting instructions have been properly recorded will be provided.

•
By Mail: You may vote by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials. A postage-paid envelope will be provided along with the proxy card.

Telephone and Internet voting before the meeting date for stockholders of record will be available until 11:59 p.m. Eastern time on May 7, 2018. A mailed proxy card must be received by May 7, 2018 in order to be voted at the Annual Meeting. The availability of telephone and Internet voting for beneficial owners of other shares held in “street name” will depend on your broker, bank or other holder of record and we recommend that you follow the voting instructions on the Notice of Internet Availability that you receive from them.
If you are mailed a set of proxy materials and a proxy card or voting instruction card and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction card. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the meeting.
IS MY VOTE CONFIDENTIAL?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to management.
MAY I ATTEND THE MEETING?
All stockholders and properly appointed proxy holders may attend the Annual Meeting over the Internet at ajrd.onlineshareholdermeeting.com. Stockholders who plan to attend must have access to the control number we have provided to you to join the virtual Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at ajrd.onlineshareholdermeeting.com. Stockholders of record will be verified against an official list available electronically at the Annual Meeting. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the Record Date.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
If your shares are registered directly in your name with Aerojet Rocketdyne’s transfer agent, Computershare, Inc., you are considered a “stockholder of record” or a “registered stockholder” of those shares. In this case, your Notice of Internet Availability has been sent to you directly by Broadridge Financial Solutions, Inc. If your shares are held in a stock brokerage account or by a bank, trust or other nominee or custodian, including shares you may own as a participant in the Aerojet Rocketdyne Retirement Savings Plan, you are considered the “beneficial owner” of those shares, which are held in “street name.” A Notice of Internet Availability has been forwarded to you by or on behalf of your broker, bank, trustee or other holder who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee or other holder of record as to how to vote your shares by following their instructions for voting.
WHAT ARE BROKER NON-VOTES AND HOW ARE THEY COUNTED?
Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the Annual Meeting. If no instructions are given within that time frame, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange (“NYSE”). Proposals 1, 2 and 4 are non-routine matters and, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Broker non-votes are not counted for the purposes of determining the number of shares present in person or represented by proxy on a voting matter. For these reasons, please promptly vote by telephone, or Internet, or sign, date and return the voting instruction card your broker or nominee has enclosed, in accordance with the instructions on the card.
MAY I CHANGE MY VOTE?
If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	Returning a signed proxy card bearing a later date;

•	Sending written notice of revocation to the Company, c/o the Secretary;

•	Submitting a new, proper proxy by telephone, Internet or paper ballot, after the date of the earlier voted proxy; or

•	Attending the Annual Meeting via the Internet at ajrd.onlineshareholdermeeting.com and voting using the control number we have provided to you.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote at the Annual Meeting via the Internet at ajrd.onlineshareholdermeeting.com if you obtain a legal proxy as described above.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Directors are elected by a plurality of the votes cast at the Annual Meeting. Votes cast for a nominee will be counted in favor of election. Abstentions and broker non-votes will not count either in favor of, or against, the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of Directors set by the Board for election.
Proposals 2 through 4 will require the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote. Broker non-votes will have no effect on the outcome of the vote on Proposals 2 through 4. Abstentions will have the same effect as a vote against Proposals 2 through 4.
DO STOCKHOLDERS HAVE CUMULATIVE VOTING RIGHTS WITH RESPECT TO THE ELECTION OF DIRECTORS?
No. Stockholders do not have cumulative voting rights with respect to the election of Directors.

WHAT CONSTITUTES A QUORUM?
As of the Record Date, 75,558,306 shares of Common Stock were outstanding. A majority of the outstanding shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum. Shares represented by a proxy that directs that the shares abstain from voting or that a vote be withheld on a matter and broker “non-votes” will be included at the Annual Meeting for quorum purposes. Shares represented by proxy as to which no voting instructions are given as to matters to be voted upon will be included at the Annual Meeting for quorum purposes.
WHAT IS THE COMPANY’S INTERNET ADDRESS?
The Company’s Internet address is www.AerojetRocketdyne.com. You can access this Proxy Statement and 2017 Annual Report at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Copies are also available in print to any stockholder or other interested person who sends a written request to Secretary, Aerojet Rocketdyne Holdings, Inc., 222 N. Sepulveda Blvd., Suite 500, El Segundo, California 90245.
WILL ANY OTHER MATTERS BE VOTED ON?
As of the date of this Proxy Statement, our management knows of no other matter that will be presented for consideration at the Annual Meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the Annual Meeting and call for a vote of the stockholders, validly executed proxies in the enclosed form will be voted in accordance with the recommendation of the Board.
WHO IS SOLICITING PROXIES UNDER THIS PROXY STATEMENT?
The proxies being solicited hereby are being solicited by our Board. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without receiving additional compensation other than their regular compensation, solicit proxies by further mailing, personal conversations, by telephone, facsimile, or electronic means. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of the stock. The Company has retained Okapi Partners, an independent proxy solicitation firm, to assist in soliciting proxies on its behalf.  The Company has agreed to pay Okapi Partners a fee of $10,000, plus costs and expenses, for these services.  If stockholders need assistance with casting or changing their vote, they should contact our proxy solicitor, Okapi Partners, toll-free at 1-877-566-1922.
ARE THERE DISSENTER’S OR APPRAISAL RIGHTS?
The Company’s stockholders are not entitled to dissenter’s or appraisal rights under Delaware law in connection with any of the items of business currently contemplated to be voted upon at the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

The Company’s Second Amended and Restated Bylaws (the “Bylaws”) provide that the entire Board shall consist of one or more Directors, the total number thereof to be authorized first by the incorporator of the Company, and thereafter authorized by resolution of the Board by the affirmative vote of a majority of the Directors then in office. The Board has fixed the number of Directors to serve on the Board at eight.
The Board has proposed the following nominees for election as Directors at the Annual Meeting: Thomas A. Corcoran; Eileen P. Drake; James R. Henderson; Warren G. Lichtenstein; Lance W. Lord; Merrill A. McPeak; James H. Perry; and Martin Turchin. Each nominee elected as a Director will continue in office until the next annual meeting of stockholders at which their successor has been elected and qualified, or until his/her resignation, removal from office, or death, whichever is earlier.
Each nominee receiving a plurality of the affirmative votes cast at the Annual Meeting will be elected to the Board. Abstentions and broker non-votes will not count either in favor of, or against, the election of a nominee.
The Board recommends a vote FOR the election of these nominees as Directors.
Director Qualifications and Experience
The Board, acting through the Corporate Governance & Nominating Committee, seeks a Board that, as a whole, possesses the experience, skills, background and qualifications appropriate to function effectively in light of the Company’s current and evolving business circumstances. The Corporate Governance & Nominating Committee reviews the size of the Board, the tenure of its Directors and their skills, backgrounds and experiences in determining the slate of nominees and whether to seek one or more new candidates. The Corporate Governance & Nominating Committee seeks directors with established records of significant accomplishments in business and areas relevant to the Company’s strategies. With respect to the nomination of continuing Directors for re-election, the individual’s contributions to the Board are also considered.
All of our Directors bring to our Board a wealth of executive leadership experience derived from their service as executives and, in some cases, chief executive officers of large corporations. They also bring extensive board experience. The process undertaken by the Corporate Governance & Nominating Committee in recommending qualified director candidates is described in the Director Nominations section on page 14.
Set forth below are the names and ages of the nominees for Directors and their principal occupations at present and for the past five years, as well as their particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a Director for the Company. There are, to the knowledge of the Company, no agreements or understandings by which these individuals were so selected. No family relationships exist between any Directors or executive officers, as such term is defined in Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information concerning the nominees set forth below is given as of December 31, 2017.
THOMAS A. CORCORAN
Director since 2008
Age 73
Mr. Corcoran has been President of Corcoran Enterprises, LLC, a management consulting company, since 2001. Previously, Mr. Corcoran was also the President and Chief Executive Officer (“CEO”) of Gemini Air Cargo, Inc., a cargo airline owned by The Carlyle Group, from 2001 to 2004. Subsequently, he had been a Senior Advisor of the Carlyle Group. Prior to that, Mr. Corcoran was President and CEO of Allegheny Teledyne Incorporated, a diversified business from 1999 through 2000. Prior to that, Mr. Corcoran was President and Chief Operating Officer (“COO”) of Lockheed Martin’s Electronics and Space Sectors from 1993 to 1999. Mr. Corcoran began his career in 1967 at General Electric Company in various positions. In 1990, Mr. Corcoran was elected a corporate officer and rose to the number two position in G.E. Aerospace as Vice President (“VP”) and General Manager of G.E. Aerospace Operations.

Mr. Corcoran is a director with L3 Technologies, Inc. (Audit Committee member). Mr. Corcoran was a director with Force Protection, Inc., REMEC, Inc., United Industrial Corporation, ONPATH Technologies, Inc. (Chairman), LaBarge, Inc. (Audit Committee member), StandardAero (Audit Committee Chairman), ARINC, Inc. (Audit Committee member), Aer Lingus, Ltd. based in Dublin, Ireland and Serco, Ltd. based in Surry, UK. Mr. Corcoran serves as a director of American Ireland Fund, is on the board of trustees of Stevens Institute of Technology and is a trustee emeritus at Worcester Polytechnic Institute. Mr. Corcoran brings to the Board considerable industry knowledge gained from extensive experience as a senior executive in the aerospace industry. Mr. Corcoran also brings to the Board significant public company board experience, including service as a director of a Fortune 500 company. Mr. Corcoran currently serves as a member of the Organization & Compensation Committee and as a member of the Corporate Governance & Nominating Committee.
EILEEN P. DRAKE
Director since 2015
Age 51
Ms. Drake has served as CEO and President of the Company since June 2015. She served as COO of the Company from March 2015 to June 2015. Ms. Drake has served as a director of Woodward, Inc., a designer, manufacturer, and service provider of control system solutions and components for the aerospace and industrial markets, since February 2017. Ms. Drake was previously with United Technologies Corporation (“UTC”) where she served as President of Pratt & Whitney AeroPower’s auxiliary power unit and small turbojet propulsion business. She also served as VP of Operations and VP of Quality, Environmental, Health & Safety, and Achieving Competitive Excellence for UTC’s Carrier Corporation, as well as for Pratt & Whitney. Prior to joining UTC, Ms. Drake managed production operations at both the Ford Motor Company and Visteon Corporation where she was Ford’s product line manager for steering systems and plant manager of Visteon’s fuel system operation. During her military career, Ms. Drake served on active duty for seven years as a U.S. Army aviator and airfield commander of Davison Army Airfield in Fort Belvoir, Virginia. She is a distinguished military graduate of the U.S. Army Aviation Officer School. She received a Master of Business Administration from Butler University and a Bachelor of Arts from The College of New Rochelle. She also holds commercial and private pilot’s licenses in both fixed-wing and rotary-wing aircraft. Ms. Drake’s extensive experience provides the Board with significant operational expertise and an in-depth knowledge of the aerospace and defense industry.
JAMES R. HENDERSON
Director since 2008
Age 60
Mr. Henderson has been CEO of ModusLink Corporation since March 2016 and CEO of Steel Connect, Inc. (formerly known as ModusLink Global Solutions, Inc.) since June 2016, a corporation that executes comprehensive supply chain and logistics services. Mr. Henderson was a Managing Director and operating partner of Steel Partners LLC, a subsidiary of Steel Partners Holdings L.P. (“SPLP”), a global diversified holding company that owns and operates businesses and has significant interests in leading companies in a variety of industries, including diversified industrial products, energy, defense, banking, insurance, and food products and services, until April 2011. He was associated with Steel Partners LLC and its affiliates from August 1999 until April 2011. Mr. Henderson served as a director of DGT Holdings Corp., a manufacturer of proprietary high-voltage power conversion subsystems and components, from November 2003 until December 2011. Mr. Henderson served on the Board of Aviat Network from January 2015 to November 2016. Mr. Henderson also served as a director of SL Industries, Inc. (“SLI”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, from January 2002 to March 2010. Mr. Henderson was an Executive VP of SP Acquisition Holdings, Inc., a company formed for the purpose of acquiring one or more businesses or assets, from February 2007 until October 2009. He was a director of Angelica Corporation, a provider of healthcare linen management services, from August 2006 to August 2008. Mr. Henderson was a director and CEO of the predecessor entity of SPLP, WebFinancial Corporation (“WebFinancial”), from June 2005 to April 2008, President and COO from November 2003 to April 2008, and was the VP of Operations from September 2000 to December 2003. He was also the CEO of WebBank, a wholly-owned subsidiary of SPLP, from November 2004 to May 2005. He was a director of ECC International Corp., a manufacturer and marketer of computer controlled simulators for training personnel to perform maintenance and operation procedures on military weapons, from December 1999 to September 2003 and was acting CEO from July 2002 to March 2003. He served as the Chairman of the Board of Point Blank Solutions, Inc. (“Point Blank”), a designer and manufacturer of protective body armor, from August 2008 until October 2011, CEO from June 2009 until October 2011, and was Acting CEO from April 2009 to May 2009. Mr. Henderson was also the CEO and Chairman of the Board of certain subsidiaries of Point Blank. On April 14, 2010, Point Blank and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Chapter 11 petitions are being jointly administered under the caption “In re Point Blank Solutions, Inc., et. al.” Case No. 10-11255, which case is ongoing. He served as the CEO of Point Blank Enterprises, Inc., the successor to the business of Point Blank, from October 2011 to September 2012. Mr. Henderson serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of Aerojet Rocketdyne. He served as Acting CEO of School Specialty, Inc., a company that provides education-related products, programs and services from July 2013 to April 2014, and has served as director since June 2013. Mr. Henderson served as a director of RELM Wireless Corporation from March 2014 to September 2015. Mr. Henderson has served on the Board of Armor Express since September 2015. Mr. Henderson’s substantial experience advising and managing public companies provides the Board with well-developed leadership skills and ability to promote the best interests of stockholders. Mr. Henderson currently serves as the Chairman of the Corporate Governance & Nominating Committee and as a member of the Audit Committee.
WARREN G. LICHTENSTEIN
Director since 2008
Age 52

Mr. Lichtenstein has served as our Executive Chairman since June 2016. He served as the Chairman of the Board from March 2013 through June 2016. Mr. Lichtenstein served as the Chairman and CEO of Steel Partners Holdings GP Inc., the general partner of SPLP, from July 15, 2009 until February 26, 2013, at which time he became the Executive Chairman. Mr. Lichtenstein has served on the board of directors of over twenty public companies. Mr. Lichtenstein served as Chairman of the Board of Handy & Harman Ltd. (now a subsidiary of SPLP) since July 2005. Mr. Lichtenstein served as a director of SLI from March 2010 to June 2016 (when SLI was acquired by SPLP). Mr. Lichtenstein has served as a director of Steel Excel Inc. (now a subsidiary of SPLP) since October 2010 and Chairman since May 2011. Mr. Lichtenstein has been associated with SPLP and its predecessors and affiliates since 1990. Mr. Lichtenstein served as Chairman of the Board of Steel Connect, Inc. (formerly known as ModusLink Global Solutions, Inc.), a NASDAQ company providing customized supply chain management services to the world’s leading high technology companies from March 2013 until June 2016, at which time he was appointed Executive Chairman. Mr. Lichtenstein also served as interim CEO of Steel Connect, Inc. from March 2016 to June 2016. Mr. Lichtenstein is qualified to serve as a director due to his expertise in corporate finance, record of success in managing private investment funds and his service as a director of, and advisor to, a diverse group of public companies.
GENERAL LANCE W. LORD
USAF (Ret.)
Director since 2015
Age 71
Gen. Lord retired in April 2006 after 37 years of military service. He last served as Commander, Air Force Space Command (from 2002 to 2006) during which he was responsible for the development, acquisition and operation of Air Force space and missile weapon systems. He led more than 39,700 personnel who provided space and intercontinental ballistic missile combat capabilities to North American Aerospace Defense Command and U.S. Strategic Command. Gen. Lord currently serves as a member of the Board of the Sletten Construction Company, Marotta Controls Corporation, Frequency Electronics Corporation, Boneal Company and Measured Risk, LLC. Gen. Lord is the Executive Chairman and founder of L2 Aerospace, LLC (since 2010). He is the 2014 recipient of the American Astronautical Society Military Astronautics Award. He is a Senior Associate of HF GlobalNET, LLC (since 2014). He is a Senior Associate of the Four Star Group (since 2008); a member of the Iridium Corporation’s Government Advisory Board; an emeritus member of the Board of Advisors for the Challenger Learning Center in Colorado Springs, Colorado; chairman of the Board of Advisors to USO Colorado Springs; a Falcon Foundation Trustee; and President

of the Association of Air Force Missileers and Executive Board member of Von’s Vision, Denver, Colorado. Gen. Lord currently serves as a member of the Audit Committee and as a member of the Organization & Compensation Committee.
GENERAL MERRILL A. McPEAK
USAF (Ret.)
Director since 2013
Age 81
Gen. McPeak (USAF, retired) was Chief of Staff of the U.S. Air Force and a member of the Joint Chiefs of Staff from October 1990 until October 1994. During this period, he was the senior officer responsible for organization, training and equipage of a combined active duty, National Guard, Reserve and civilian work force of over 850,000 people serving at 1,300 locations in the United States and abroad. As a member of the Joint Chiefs of Staff, he and the other service chiefs were military advisors to the Secretary of Defense, the National Security Council and the President of the United States. Following retirement from active service, Gen. McPeak began a second career in business. Since 1995, Gen. McPeak has been President of McPeak and Associates, a management consulting firm that is active as an investor, advisor and director of early development stage companies. A subsidiary, Lost Wingman Press, recently published Hangar Flying, Below the Zone and Roles and Missions; a three volume memoir. Gen. McPeak has long service as a director of public companies, including Tektronix, Inc. and Trans World Airlines, Inc. He was for several years Chairman of ECC International Corp. His current public company directorships include Lilis Energy, Inc. (since 2015) (and member of the Audit Committee); Iovance Biotherapeutics, Inc. (and member of the Audit Committee) (f/k/a Genesis Biopharma) (since 2011, and for which he was acting CEO from January to July 2013) focused on immunology for treatment of Stage IV metastatic melanoma; Research Solutions, Inc. (and member of the Audit Committee) (f/k/a Derycz Scientific) (since 2010), publishing and distributing scientific journal articles. He previously served as a director of DGT Holdings Corp. (since 2005) (and member of the Audit Committee), a real estate business, Miller Energy Resources (Lead Outside Director 2010—2014); Mosquito Consolidated Gold (Chairman, 2011—2012); Point Blank Solutions, Inc. (2008—2011); MathStar, Inc. (2005—2010); QPC Lasers (Vice Chairman, 2006—2009); and Gigabeam Corp. (2004—2009). From 2003 to 2012, Gen. McPeak was Chairman of Ethicspoint, Inc., a Portland, Oregon-based startup that became a leading provider of risk management and compliance software-as-a-service. In February 2012, Ethicspoint was bought by a private equity firm, merged with other companies and rebranded as NAVEX Global. Gen. McPeak remained a board member of NAVEX Global, which was sold again in 2014 for a price that established it as the most successful business startup in recent Oregon history. From 2012 to 2014, he was Chairman of Coast Plating, Inc., a Los Angeles-based, privately held provider of metal processing and finishing services, primarily to the aerospace industry. Coast Plating was acquired by Private Equity, renamed Valence Surface Technologies, and is now the largest privately held firm of its kind in the country. Gen. McPeak remains a director. Gen. McPeak received a Bachelor of Arts degree in economics from San Diego State College and a Master of Science degree in international relations from George Washington University. In 1992, San Diego State University honored Gen. McPeak with its first ever Lifetime Achievement Award. In 1995, George Washington University gave him its Distinguished Alumni Award, the “George.” He was among the initial seven inductees to the Oregon Aviation Hall of Honor. He is a member of the Council on Foreign Relations, New York City. In 2008 and 2009, Gen. McPeak was a national co-chairman of Obama for President. From 2010 to 2017, he was Chairman of the American Battle Monuments Commission, the federal agency that oversees care and maintenance of 24 cemeteries abroad that constitute the final resting place for almost 125,000 American war dead. Gen. McPeak brings to the Board extensive experience in management consulting and a successful military career, including his position as Chief of Staff of the U.S. Air Force and a member of the Joint Chiefs of Staff. Gen. McPeak currently serves as Chairman of the Organization & Compensation Committee and as a member of the Corporate Governance & Nominating Committee.
JAMES H. PERRY
Director since 2008
Age 56
Mr. Perry, until his retirement in 2008, served as VP of United Industrial Corporation, which, through its wholly-owned subsidiary AAI Corporation, designs, produces and supports aerospace and defense systems, from 1998 to 2007, as Chief Financial Officer (“CFO”) from 1995 to 2007, as Treasurer from 1994 to 2005, and as Controller from 2005 to 2007. Mr. Perry served as CFO of AAI Corporation from 2000 to 2007, as Treasurer from 2000 to 2005, and as VP from 1997 to 2007. Mr. Perry, a certified public accountant, held various positions in the Assurance practice of Ernst & Young LLP, a global leader in assurance, tax, transaction and advisory services, from 1987 to 1994. Mr. Perry’s qualifications which encompass his executive leadership skills in the aerospace and defense industry and experience as a certified public accountant including his tenure with a major accounting firm servicing numerous publicly traded companies provides the Board with sophisticated financial expertise and oversight. Mr. Perry currently serves as Chairman of the Audit Committee and as a member of the Organization & Compensation Committee.
MARTIN TURCHIN
Director since 2008
Age 76
Mr. Turchin is a non-executive Vice Chairman of CB Richard Ellis, the world’s largest real estate services company, a position he has held since 2003. Previously, Mr. Turchin served as a Vice Chairman of a subsidiary of Insignia Financial Group, a real estate brokerage, consulting and management firm from 1996 to 2003. Prior to that, Mr. Turchin was a principal and Vice Chairman of Edward S. Gordon Company, a real estate brokerage, consulting and management firm from 1985 to 1996. Mr. Turchin has been a director of Boston Properties, Inc., (Audit Committee member since 2016), a real estate investment trust, for more than ten years. Mr. Turchin held various positions with Kenneth E. Laub & Company, Inc., a real estate company, where he was involved in real estate acquisition, financing, leasing and consulting from 1971 to 1985. Mr. Turchin also serves as a trustee for the Turchin Family Charitable Foundation. Mr. Turchin serves as a Manager of the Board of Managers of Easton Development Company, LLC, a subsidiary of Aerojet Rocketdyne. Mr. Turchin’s considerable experience in the real estate industry and service as a director of public companies provides the Board with valuable expertise in real estate matters and experience in advising companies. Mr. Turchin currently serves as a member of the Audit Committee and as a member of the Corporate Governance & Nominating Committee.
The Board unanimously recommends that stockholders vote FOR each of these nominees as Directors by executing and returning the proxy card or voting by one of the other ways indicated thereon. Proxies solicited by the Board will be so voted unless stockholders specify otherwise.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES
Voting for Directors
The Company has no provision for cumulative voting in the election of Directors. Therefore, holders of Common Stock are entitled to cast one vote for each share held on the Record Date for each of the candidates for election. Directors are elected by a plurality of the votes cast at the Annual Meeting; however, the Board has adopted a majority vote policy. Pursuant to such policy, in an uncontested election, any nominee for Director who receives a greater number of votes “withheld” for his election than votes “for” such election (a “Majority Withheld Vote”) shall promptly tender his resignation after such election for consideration by the Corporate Governance & Nominating Committee. In determining its recommendation to the Board, the Corporate Governance & Nominating Committee will consider all factors deemed relevant by its members. These factors may include the underlying reasons why stockholders “withheld” votes for election from such Director (if ascertainable), the length of service and qualifications of the Director whose resignation has been tendered, the Director’s contributions to the Company, whether by accepting such resignation the Company will no longer be in compliance with any applicable law, rule, regulation or governing document, and whether or not accepting the resignation is in the best interests of the Company and our stockholders. Within 90 days thereafter, the Board, taking into account the recommendation of the Corporate Governance & Nominating Committee and such additional information and factors that the Board believes to be relevant, must determine whether to accept or reject the resignation. The Director that tendered the resignation shall not participate in the consideration or determination of whether to accept such resignation. The Board shall disclose by press release its decision to accept or reject the resignation and, if applicable, the reasons for rejecting the resignation. If a majority of the Corporate Governance & Nominating Committee members receive a Majority Withheld Vote at the same election, then the independent Directors who did not receive a Majority Withheld Vote will appoint a committee of independent Directors to consider the resignation offers and recommend to the Board whether to accept or reject them.

Votes cast for a nominee will be counted in favor of election. Abstentions and broker non-votes will not count either in favor of, or against, election of a nominee. It is the intention of the persons named in the accompanying form of proxy to vote for the election of the Board’s nominees, unless authorization to do so is withheld. Proxies cannot be voted for a greater number of persons than the number of Directors set by the Board for election. If, prior to the Annual Meeting, a nominee becomes unable to serve as a Director for any reason, the proxy holders reserve the right to substitute another person of their choice in such nominee’s place and stead. It is not anticipated that any nominee will be unavailable for election at the Annual Meeting.
Retirement Policy
The Company does not have a mandatory retirement policy for Directors.
Meetings of the Board
The Board held 9 meetings during fiscal 2017. All of the Directors who served during fiscal 2017 attended at least 75% of the regularly scheduled and special meetings of the Board and Board committees on which they served and to which they were invited in fiscal 2017. All of the Board’s nominees for election at the Annual Meeting are expected to attend the Annual Meeting. All of the Directors nominated for election at the 2017 annual meeting of stockholders were present at such meeting.
Meetings of Non-Employee Directors
Non-employee Directors (consists of all Directors other than Mr. Lichtenstein and Ms. Drake), all of whom are independent, meet in executive session as part of each regularly scheduled Board meeting. The presiding Director position at each such executive session is rotated in alphabetical order among the non-employee Directors.
Board Leadership Structure
The Company determines the most suitable leadership structure pursuant to its Certificate of Incorporation, the Bylaws and corporate governance guidelines. At least annually, as part of the Board’s self-evaluation process, the Board evaluates the Company’s leadership structure to ensure that it provides the optimal structure for the Company and its stockholders.
In February 2007, the Board made a decision to separate the positions of Chairman of the Board from CEO and President. Prior to February 2007, the position of Chairman of the Board and the position of CEO and President were historically held by the same person.
In June 2016, the Board decided to create an Executive Chairman of the Board (“Executive Chairman”) role. Currently, Warren Lichtenstein is our Executive Chairman and Eileen Drake is our CEO and President. We believe this structure is the most advantageous for the Company at this time as Mr. Lichtenstein’s financial acumen, knowledge of the Company, and business contacts are valuable as an executive in a management capacity.
Pursuant to the Company’s corporate governance guidelines, the duties of the Executive Chairman include among other things:

•	leading the Board in all aspects of its role, including regularity and frequency of meetings, and agenda setting;

•	establishing the style and tone of Board discussions to promote effective decision-making;

•	presiding over meetings of the Board (other than executive sessions of the independent Directors), and annual and special meetings of stockholders;

•	ensuring that the Board functions at a high level on a continuing basis;

•	supporting the recruitment and training, as necessary, of new members of the Board;

•	ensuring effective implementation of Board decisions;

•	facilitating communication between and among independent Directors and management;

•	leading senior management in developing recommendations for the Company’s strategy for presentation to the Board for approval;

•	supporting the CEO and President in implementing and executing Company strategy; and

•	fostering open communication with major stockholders through stockholder outreach and engagement initiatives.
All of the Company’s remaining Directors are independent, including the chair and members of each of the Company’s Audit Committee, Corporate Governance & Nominating Committee, and Organization & Compensation Committee. While the Board has not formally appointed a lead independent Director, the Board believes that the current composition of the Board and the functioning of the independent Directors effectively maintain oversight of the Company’s management. However, the Board recognizes that there is no single, generally accepted approach to providing corporate leadership, and the Company’s leadership structure may change in the future as circumstances warrant.
Board Role in Risk Oversight
Management has the primary responsibility for identifying and managing the risks facing the Company, subject to the oversight of the Board. The Board strives to effectively oversee the Company’s enterprise-wide risk management in a way that balances managing risks while enhancing the long-term value of the Company for the benefit of the stockholders. The Board understands that its focus on effective risk oversight is critical to setting the Company’s tone and culture towards effective risk management. To administer its oversight function, the Board seeks to understand the Company’s risk philosophy by having discussions with management to establish a mutual understanding of the Company’s overall appetite for risk. The Company’s Board maintains an active dialogue with management about existing risk management processes and how management identifies, assesses and manages the Company’s most significant risk exposures. The Company’s Board receives frequent updates from management about the Company’s most significant risks so as to enable it to evaluate whether management is responding appropriately.
The Board relies on each of its committees to help oversee the risk management responsibilities relating to the functions performed by such committees. The Audit Committee periodically discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Audit Committee also reviews and oversees the Company’s compliance with legal and regulatory requirements, including the effectiveness of the Company’s corporate Ethics and Compliance Program. The Organization & Compensation Committee helps the Board identify the Company’s exposure to any risks potentially created by our compensation programs and practices. The Corporate Governance & Nominating Committee periodically reviews and advises the Board regarding significant matters of public policy, including proposed actions by foreign and domestic governments that may significantly affect the Company. Each of these committees is required to regularly report on its actions and to make recommendations to the Board, including recommendations to assist the Board with its overall risk oversight function. The Board retains oversight responsibility for all subject matters not specifically assigned to a committee, including risks presented by the Company’s business strategy, competition, regulation, general industry trends, and capital structure.
The Organization & Compensation Committee believes that the Company’s compensation policies and practices are structured to discourage inappropriate risk taking by our executives and that none of the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company believes that its compensation plans effectively balance risk and reward and are generally uniform in design and operation throughout the Company.
Determination of Independence of Directors
The Board has determined that to be considered independent, a Director may not have a direct or indirect material relationship with the Company. A material relationship is one which impairs or inhibits, or has the potential to impair or inhibit, a Director’s exercise of critical and disinterested judgment on behalf of the Company and its stockholders. In making its assessment of independence, the Board considers any and all material relationships not merely from the standpoint of the Director, but also from that of persons or organizations with which the Director has or has had an affiliation, or those relationships which may be material, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The Board also considers whether a Director was an employee of the Company within the last three years. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent” Director, including those set forth in pertinent listing standards of the NYSE as in effect from time to time. The NYSE’s listing standards require that all listed companies have a majority of independent directors. For a director to be “independent” under the NYSE listing standards, the board of directors of a listed company must affirmatively determine that the director has no material relationship with the company, or its subsidiaries or affiliates, either directly or as a partner, stockholder or officer of an organization that has a relationship with the company or its subsidiaries or affiliates. In accordance with the NYSE listing standards, the Board has affirmatively determined that each of the Board’s nominees for Director, other than Mr. Lichtenstein and Ms. Drake, have no material relationships with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company and are “independent” by the NYSE listing standards.
Board Committees
The Board maintains three standing committees: the Audit Committee; the Corporate Governance & Nominating Committee; and the Organization & Compensation Committee. Assignments to, and chairs of, the standing committees are recommended by the Corporate Governance & Nominating Committee and approved by the Board. All committees report on their activities to the Board. Each standing committee operates under a charter approved by the Board. The charters for each of the standing committees are posted on the Company’s website at www.AerojetRocketdyne.com and are available in print to any stockholder or interested party who sends a written request to Secretary, Aerojet Rocketdyne Holdings, Inc., 222 N. Sepulveda Blvd., Suite 500, El Segundo, California 90245. In addition, non-standing committees of the Board include the Authorization Committee, the Benefits Management Committee, the Pricing Committee, and the Special Committee, which was disbanded in May 2017.
The following table provides the membership and total number of meetings held by each standing committee of the Board in fiscal 2017:

Name	Audit	Corporate Governance & Nominating	Organization & Compensation
Thomas A. Corcoran		X	X
James R. Henderson	X	X*
Lance W. Lord	X		X
Merrill A. McPeak		X	X*
James H. Perry	X*		X
Martin Turchin	X	X
Total meetings in fiscal 2017	6	2	6

*	Committee Chairman
The Audit Committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Board has determined that each member of the Audit Committee meets all applicable independence and financial literacy requirements under the NYSE listing standards. The Board has also determined that Mr. Perry is an “audit committee financial expert” under the applicable rules promulgated pursuant to the Exchange Act. The Audit Committee reviews and evaluates the scope of the audits to be performed by, the adequacy of services performed by, and the fees and compensation of, the independent auditors. The Audit Committee also reviews the Company’s audited financial statements with management and with the Company’s independent auditors and recommends to the Board to include the audited financial statements in the Company’s Annual Reports on Form 10-K; approves in advance all audit and permitted non-audit services to be provided by the independent auditors; reviews and considers matters that may have a bearing upon continuing audit or independence; prepares the report of the Audit Committee to be included in the Company’s Proxy Statement; appoints the independent auditors to examine the consolidated financial statements of the Company; reviews and evaluates the scope and appropriateness of the Company’s internal audit function, internal audit plans and system of internal controls; reviews and evaluates the appropriateness of the Company’s selection or application of accounting principles, practices and financial reporting;

receives periodic reports from the internal audit and law departments; and reviews and oversees the Company’s compliance with legal and regulatory requirements, including the effectiveness of the Company’s corporate Ethics and Compliance Program.
The Corporate Governance & Nominating Committee periodically reviews and makes recommendations to the Board concerning the criteria for selection and retention of Directors, the composition of the Board (including the Chairman of the Board), the structure and function of Board committees, and the retirement policy of Directors. The Corporate Governance & Nominating Committee also assists in identifying and recommending to the Board, qualified candidates to serve as Directors of the Company and considers and makes recommendations to the Board concerning Director nominations submitted by stockholders. The Corporate Governance & Nominating Committee also periodically reviews and advises the Board regarding significant matters of public policy, including proposed actions by foreign and domestic governments that may significantly affect the Company; and reviews and advises the Board regarding adoption or amendment of major Company policies and programs relating to matters of public policy. The Board has determined that each member of the Corporate Governance & Nominating Committee meets all applicable independence requirements under the NYSE listing standards.
The Organization & Compensation Committee reviews and approves the total compensation of the CEO and President and the Executive Chairman. The Organization & Compensation Committee also administers the Company’s deferred compensation plan and the Aerojet Rocketdyne Amended and Restated 2009 Equity and Performance Incentive Plan (the “2009 Incentive Plan”). The Organization & Compensation Committee periodically reviews the organization of the Company and its management, including major changes in the organization of the Company and the responsibility of management as proposed by the CEO and President; monitors executive development and succession planning; reviews the effectiveness and performance of senior management and makes recommendations to the Board concerning the appointment and removal of officers; periodically reviews the compensation philosophy, policies and practices of the Company and makes recommendations to the Board concerning major changes, as appropriate; annually reviews changes in the Company’s employee benefit, savings and retirement plans and reports thereon to the Board; and approves, and in some cases recommends to the Board for approval, the compensation of executive officers of the Company. The Organization & Compensation Committee delegates to the CEO and President the right to establish the salaries and annual incentive compensation of the other officers of the Company. The Organization & Compensation Committee also reviews and makes recommendations to the Board regarding the compensation and benefits for Directors. The Board has determined that each member of the Organization & Compensation Committee meets all applicable independence requirements under the NYSE and SEC listing standards. In making its determination, the Board considered all factors specifically relevant to determining whether a Director has a relationship to the Company which is material to that Director’s ability to be independent from management in connection with the duties of an Organization & Compensation Committee member, including but not limited to, (i) the source of the Director’s compensation, including any consulting, advisory or other compensatory fees paid by the Company; and (ii) whether the Director has an affiliate relationship with the Company.
From time to time, the Board forms special committees to address specific matters.
Director Nominations
The Corporate Governance & Nominating Committee identifies potential Director candidates through a variety of means, including recommendations from members of the Corporate Governance & Nominating Committee, the Board, management and stockholders. The Corporate Governance & Nominating Committee also may retain the services of a consultant to assist in identifying candidates. The Corporate Governance & Nominating Committee will consider nominations submitted by stockholders. A stockholder who would like to recommend a nominee should write to the Chairman of the Corporate Governance & Nominating Committee, c/o Secretary, Aerojet Rocketdyne Holdings, Inc., 222 N. Sepulveda Blvd., Suite 500, El Segundo, California 90245. Any such recommendation must meet all of the requirements contained in the Bylaws and include (i) all information relating to the person that is required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, pursuant to Section 14(a) of the Exchange Act; and (ii) the candidate’s signed consent to be named in the Proxy Statement as a nominee and to serve as a Director if elected.
Such nominations must be received by the Chairman of the Corporate Governance & Nominating Committee no later than the close of business on February 7, 2019, nor earlier than the close of business on January 8, 2019.

The Company’s Bylaws contain advance notice provisions that a stockholder must follow if he, she or it intends to make a director nomination before a meeting of stockholders. These advance notice provisions provide, among other things that:

•
for an annual meeting of stockholders, written notice of a stockholder’s intention to make business proposals or nominate persons for election to the Board must be delivered to the Company not later than the ninetieth (90th) day or earlier than the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting. If an annual meeting of stockholders is held more than thirty (30) days before or more than seventy (70) days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be delivered (i) not earlier than one hundred twenty (120) days prior to such annual meeting; and (ii) not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the annual meeting; and

•
if the Company has called a special meeting for the purpose of electing one or more directors to the Board, written notice of a stockholder’s intention to nominate persons for election to the Board before such special meeting must be delivered to the Company (i) not earlier than the one hundred twentieth (120th) day; and (ii) not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

The Corporate Governance & Nominating Committee seeks to create a Board that is, as a whole, strong in its collective knowledge and diversity of skills and experience and background with respect to accounting and finance, management and leadership, business judgment, industry knowledge and corporate governance. Although the Corporate Governance & Nominating Committee does not have a formal diversity policy relating to the identification and evaluation of nominees, the Corporate Governance & Nominating Committee, in addition to reviewing a candidate’s qualifications and experience in light of the needs of the Board and the Company at that time, reviews candidates in the context of the current composition of the Board and the evolving needs of the Company’s businesses.
Communications with Directors
Stockholders and other interested parties may communicate with the Board or individual Directors by mail addressed to: Chairman of the Corporate Governance & Nominating Committee, c/o Secretary, Aerojet Rocketdyne Holdings, Inc., 222 N. Sepulveda Blvd., Suite 500, El Segundo, California 90245. The Secretary may initially review communications to the Board or individual Directors and transmit a summary to the Board or individual Directors, but has discretion to exclude from transmittal any communications that are, in the reasonable judgment of the Secretary, inappropriate for submission to the intended recipient(s). Examples of communications that would be considered inappropriate for submission to the Board or a Director include, without limitation, customer complaints, solicitations, commercial advertisements, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics.
Compensation Committee Interlocks and Insider Participation
The Organization & Compensation Committee is composed entirely of non-employee independent Directors. As of December 31, 2017, the members of the Organization & Compensation Committee included Merrill A. McPeak (Chairman), Thomas A. Corcoran, Lance W. Lord and James H. Perry. All non-employee independent Directors on the Organization & Compensation Committee participate in decisions regarding the compensation of the CEO and President. None of the Company’s executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the Company’s Organization & Compensation Committee. In addition, none of the Company’s executive officers serve as a member of the Organization & Compensation Committee of any entity that has one or more of its executive officers serving as a member of the Company’s Board.

Director Compensation
The compensation of the Company’s non-employee Directors is determined by the Board upon the recommendations made by the Organization & Compensation Committee. The Director compensation program for non-employee Directors in effect until November 2017 was implemented by the Company in 2013 after evaluation of the recommendations by Korn Ferry Hay Group, the company that was retained by the Organization & Compensation Committee as outside consultants to assess the overall compensation structure for its non-employee Directors subsequent to the acquisition of the Pratt & Whitney Rocketdyne division of UTC. Specifically, the Organization & Compensation Committee requested that Korn Ferry Hay Group measure the Company’s Director compensation (in total and by pay component) against similarly sized U.S. companies in the aerospace and defense industry based on information disclosed in recent SEC filings, and in the broader general industry, using both proprietary compensation surveys and its knowledge of industry practices. Director pay was benchmarked at the median level. In November 2017, Korn Ferry Hay Group recommended and the Organization & Compensation Committee approved certain changes to the Director compensation program for non-employee Directors to maintain competitiveness and aid in director recruitment. These changes were effective beginning November 15, 2017. The Director compensation program, including changes effective November 15, 2017, is more fully described below.
Annual Retainer Fees
Annual retainer fees under our Director compensation program for non-employee Directors are summarized below:

	Annual Amount ($)
Component	11/2013 - 11/14/2017	11/15/2017 - Present
Annual Retainer	$55,000	$70,000
Members of each of the Corporate Governance & Nominating Committee, and the Organization & Compensation Committee	7,500	7,500
Chairmen of the Corporate Governance & Nominating Committee, and the Organization & Compensation Committee*	10,000	10,000
Members of the Audit Committee	10,000	10,000
Chairman of the Audit Committee*	15,000	15,000
Members of a long-term special committee	5,000	5,000
Members of a limited purpose special committee	3,250	3,250
Per meeting attendance at Board meetings in excess of six meetings between any two annual meetings of stockholders	2,000	—
Per meeting attendance at standing or long-term special committee meetings in excess of six meetings between any two annual meetings of stockholders	1,500	—
Managers on the Board of Managers of Easton Development Company, LLC	15,000	15,000

*	Committee chairmen also receive the committee membership retainer
Non-employee Directors are given a choice to receive all such Director fees in cash or to receive all or a portion, but no less than 50%, of such fees in the form of fully vested Company Common Stock, calculated based on the closing price of the Common Stock as reported in the NYSE Composite Transactions (or if such information in such source is unavailable, a source providing similar information selected by the Company) as of the applicable Director pay date, pursuant to the 2009 Incentive Plan. If a non-employee Director elects for any year to receive all or a portion of such fees in the form of fully vested Common Stock, an additional grant of restricted shares of Common Stock will be given equal in value to 50% of the amount of fees paid in fully vested Common Stock vesting on the earlier of the Director’s retirement from service from the Board or one year from the date of grant. Non-employee Directors and the Executive Chairman also have a choice to defer all or a portion of fully vested and restricted shares of Common Stock. Distribution of deferred stock can be made in a single payment or at least two but no more than 10 annual installments, with a choice to begin distribution 30 days following retirement from the Board, on a date specified by the participant, or upon attainment of an age specified by the participating Director.

Equity Grants
Equity grants under our Director compensation program for non-employee Directors are summarized below:

	Annual Amount
Grant Type	11/2013 - 11/14/2017	11/15/2017 - Present
Annual Award of restricted stock	$90,000	$100,000
Initial election to the Board	500 shares of restricted stock	500 shares of restricted stock
In May 2017, each non-employee Director received $90,000 worth of equity compensation pursuant to the 2009 Incentive Plan. This grant consisted of 4,085 restricted shares of Common Stock for each non-employee Director. These awards vest in 50% increments on the six-month and twelve-month anniversary of the grant date. All restricted shares of Common Stock may be voted, but ownership may not transfer until such shares are vested. Unless otherwise approved by the Board, unvested shares will be forfeited in the event of a voluntary resignation or refusal to stand for re-election.
Compensation of Executive Chairman
Mr. Lichtenstein was appointed Executive Chairman of the Company on June 24, 2016. Prior to such date, Mr. Lichtenstein served as Chairman of the Board. Since his appointment as Chairman of the Board in 2013, Mr. Lichtenstein has been instrumental in guiding strategic direction, capital allocation, financing, and merger & acquisition activity. In appointing Mr. Lichtenstein as Executive Chairman in 2016, the Company’s Board, excluding Mr. Lichtenstein, determined that Mr. Lichtenstein’s financial acumen, knowledge of the Company, and business contacts would be more valuable as an executive in a management capacity with a greater time commitment. In this expanded role, Mr. Lichtenstein is expected to continue to have a substantial impact on driving strategy and results of the Company beyond his responsibilities as the Chairman of the Board.
An Advisory Committee, consisting of Merrill A. McPeak (Chairman), Thomas A. Corcoran, Lance W. Lord, and James H. Perry, was formed in July 2016 (and disbanded in October 2016) to review and recommend a compensation package for the Executive Chairman.
Rationale for Equity Grants
In structuring and approving the equity grants that comprised the compensation package for the Executive Chairman, the Advisory Committee, the Organization & Compensation Committee and the Board considered various factors it viewed as significant, including:

•	the role of the Executive Chairman at the Company in strategic and operational positioning of the business, with enterprise-wide accountability;

•	the substantial time commitment required of the Executive Chairman;

•	the importance of the Executive Chairman to the success of the business; and

•	the intention that the grants will cover two years of service for the Executive Chairman.
In addition, the Advisory and Organization & Compensation Committees and the Board took into account information provided by the independent executive compensation consultant, Korn Ferry Hay Group, regarding the competitive positioning of the potential grants, market pay practices of its aerospace and defense peers, trends in the broader market relating to pay levels and pay structure of executive chairs, and the range of potential pay packages for the executive chairman role. Korn Ferry Hay Group had determined that the proposed grants presented for its analysis were within the range of competitive market practice for the role and the substantial involvement of the Executive Chairman at the Company. Further, Korn Ferry Hay Group noted that the composition of the grants as sixty percent (60%) performance-based (restricted shares and stock options) would be a positive feature in assessing the overall grant package.

Design and consideration of compensation proposal
For his services as Executive Chairman, the Advisory and Organization & Compensation Committees requested that an appropriate compensation package be developed of equity-based awards relating to the Company’s Common Stock. A proposal consisting of service-based restricted stock, performance-based restricted stock, and performance-based stock options, each with vesting in three equal increments, was designed in concert with the independent compensation advisor of the Organization & Compensation Committee, Korn Ferry Hay Group, and Aon plc. With the input of the independent advisor, the proposed equity grants for the Executive Chairman were considered by the Advisory and the Organization & Compensation Committees.
Size and features of equity grants
On August 19, 2016, the Board, upon the recommendation of the Advisory and Organization & Compensation Committees, approved the following grants to Mr. Lichtenstein to cover his compensation as Executive Chairman for a period of two years pursuant to the Company’s 2009 Incentive Plan:
(i)    in lieu of salary, 180,000 shares of service-based restricted stock vesting in 1/3 increments on August 19, 2017, August 19, 2018 and August 19, 2019, having an aggregate grant date fair value of approximately $3.2 million;
(ii)    200,000 shares of performance-based restricted stock of the Company, 1/3 to vest upon the attainment of a share price of $22 no later than August 19, 2019, an additional 1/3 to vest upon the attainment of a share price of $24 no later than August 19, 2020, and an additional 1/3 to vest upon the attainment of a share price of $26 no later than August 19, 2021, with the share price in all cases being determined on the basis of the 20-day volume weighted average price of the Company’s stock, which performance-based restricted shares had an aggregate grant date fair value of approximately $2.6 million; and
(iii)    200,000 options to purchase shares of the Company’s Common Stock with a grant price of $18.01 with 1/3 to vest upon the attainment of a share price of $23 no later than August 19, 2019, an additional 1/3 to vest upon the attainment of a share price of $25 no later than August 19, 2020, and an additional 1/3 to vest upon the attainment of a share price of $27 no later than August 19, 2021, with the share price in all cases being determined on the basis of the 20-day volume weighted average price of the Company’s Common Stock, which performance-based stock options had an aggregate grant date fair value of approximately $1.2 million.
If Mr. Lichtenstein’s employment with the Company terminates for any reason upon a Change in Control, any unvested service-based restricted stock and any unvested performance-based stock and/or options will be evaluated and may, upon the approval of the Board in its full discretion, become immediately vested. Since the awards were designed to compensate Mr. Lichtenstein for two years of service as Executive Chair (with no subsequent award for the second year), the annualized amount of such compensation is approximately $3.5 million.
Equity Ownership Guidelines for Non-Employee Directors
In October 2007, the Board adopted equity ownership guidelines that were subsequently revised in November 2013 under which non-employee Directors are required to own equity in the Company in an amount equal to five times the annual cash retainer at that time or $275,000. In calculating the amount of equity owned by a Director, the Board looks at the value of Common Stock owned by such Director (restricted stock and stock owned outright), the value of any phantom stock owned by such Director as part of the Deferred Compensation Plan for Non-Employee Directors, if any and the value of any vested “in the money” options or Stock Appreciation Rights (“SARs”) (i.e. market value of Company stock in excess of the strike price for the stock option or SAR). Directors have five years from the date of their election to the Board to meet the thresholds set forth in these equity ownership guidelines. The Board routinely reviews these guidelines and considers adjustments when appropriate, including adjustments for material fluctuations in the Company’s stock price.
As of December 31, 2017, all of the non-employee Directors held equity in the Company equal in market value to the guidelines in place at the time. The following table shows the current status of equity ownership for each non-employee Director as of December 31, 2017.

Name	Value of Equity Ownership*	Date of Election	Years as a Director
Thomas A. Corcoran	$4,364,236	09/24/2008	9.3
James R. Henderson	3,217,874	03/05/2008	9.8
Lance W. Lord	680,971	02/02/2015	2.9
Merrill A. McPeak	1,847,607	03/27/2013	4.8
James H. Perry	4,720,111	05/16/2008	9.6
Martin Turchin	5,154,160	03/05/2008	9.8

*	Value is based on the stock price on December 29, 2017 of $31.20.
Equity Ownership Guidelines for the Executive Chairman
The Organization & Compensation Committee has share ownership guidelines that apply to executive officers which apply to the Executive Chairman. Under these guidelines the Executive Chairman is expected to have equity in the Company equal in aggregate market value to six times the CEO base salary. See Executive Stock Ownership Guidelines on page 26 for an explanation of how equity ownership is calculated for the Executive Chairman. Mr. Lichtenstein’s value of equity ownership as of December 31, 2017 was $23,192,393.
Other
The Aerojet Rocketdyne Foundation matches employee and Director gifts to accredited, non-profit colleges, universities, secondary and elementary public or private schools located in the United States. Gifts made in fiscal 2016 were matched dollar for dollar up to $3,000 per calendar year. Gifts made in fiscal 2017 were matched dollar for dollar up to $1,000 per calendar year.
Non-employee Directors may also elect to participate in the same health benefits programs at the same cost as offered to all of the Company’s employees. The Company also reimburses Directors for reasonable travel and other expenses incurred in attending Board and Committee meetings.
2017 DIRECTOR COMPENSATION TABLE
The following table sets forth information regarding compensation earned or paid to each non-employee Director who served on the Board in fiscal 2017 and the Executive Chairman. Employee Directors are not compensated for services as a Director.

Name	Fees Earned or Paid ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Thomas A. Corcoran	$84,230	$132,109	$—	$3,000	$219,339
James R. Henderson	109,726	144,857	—	—	254,583
Warren G. Lichtenstein(4)	—	—	—	—	—
Lance W. Lord	79,741	109,910	—	—	189,651
Merrill A. McPeak	89,229	134,608	—	—	223,837
James H. Perry	108,226	144,107	—	—	252,333
Martin Turchin	96,728	138,358	—	—	235,086

(1)
The amounts reported in this column for each non-employee Director reflect the dollar amount of the Board and Committee fees paid in fiscal 2017. Non-employee Directors have a choice to receive all or a portion of their Director fees in fully vested Common Stock of the Company, in which the number of shares is determined by the closing price of the Common Stock as of the applicable pay date. If a Director elects to receive fees in Common Stock, an additional grant of restricted shares of Common Stock are given in an amount equal in value to 50% of the amount of fees paid in fully vested Common Stock. This additional grant is reported in the “Stock Awards” column. Non-employee Directors and the Executive Chairman also have a choice to defer all or a portion of fully vested and restricted shares of Common Stock. Distribution of deferred stock can be made in a single payment or at least two but no more than 10 annual installments, with a choice to begin distribution 30 days following retirement from the Board, on a date specified by the participant, or upon attainment of an age specified by the participating Director. The following table shows Director fees that were paid in fully vested Common Stock in fiscal 2017.

Name	Grant Date	Stock Awards (#)	Grant Date Fair Value ($)
Thomas A. Corcoran	02/15/2017	712	$13,742
	05/15/2017	1,884	39,244
	08/15/2017	504	13,749
	11/15/2017	606	17,495
	Total	3,706	84,230
James R. Henderson	02/15/2017	712	13,742
	05/15/2017	3,108	64,740
	08/15/2017	504	13,749
	11/15/2017	606	17,495
	Total	4,930	109,726
Lance W. Lord	02/15/2017	356	6,871
	05/15/2017	834	17,372
	08/15/2017	252	6,875
	11/15/2017	303	8,748
	Total	1,745	39,866
Merrill A. McPeak	02/15/2017	712	13,742
	05/15/2017	2,124	44,243
	08/15/2017	504	13,749
	11/15/2017	606	17,495
	Total	3,946	89,229
James H. Perry	02/15/2017	712	13,742
	05/15/2017	3,036	63,240
	08/15/2017	504	13,749
	11/15/2017	606	17,495
	Total	4,858	108,226
Martin Turchin	02/15/2017	712	13,742
	05/15/2017	2,484	51,742
	08/15/2017	504	13,749
	11/15/2017	606	17,495
	Total	4,306	96,728

(2)
The amounts reported in these columns for each non-employee Director reflect the grant date fair value of stock awards in fiscal 2017. A description of these awards can be found under the section entitled Long-Term Incentives (Equity-Based Compensation) on page 32. A discussion of the assumptions used in calculating these values may be found in Note 9(d) in the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The following table shows each grant of restricted shares of Common Stock granted during fiscal 2017 to each non-employee Director who served as a Director in fiscal 2017, and the aggregate grant date fair value for each award.

Name	Grant Date	Stock Awards (#)		Grant Date Fair Value ($)
Thomas A. Corcoran	02/15/2017	356	(A)	$6,871
	05/04/2017	4,085	(B)	89,993
	05/15/2017	942	(A)	19,622
	08/15/2017	252	(A)	6,875
	11/15/2017	303	(A)	8,748
	Total	5,938		132,109
James R. Henderson	02/15/2017	356	(A)	6,871
	05/04/2017	4,085	(B)	89,993
	05/15/2017	1,554	(A)	32,370
	08/15/2017	252	(A)	6,875
	11/15/2017	303	(A)	8,748
	Total	6,550		144,857
Lance W. Lord	02/15/2017	178	(A)	3,435
	05/04/2017	4,085	(B)	89,993
	05/15/2017	417	(A)	8,686
	08/15/2017	126	(A)	3,437
	11/15/2017	151	(A)	4,359
	Total	4,957		109,910
Merrill A. McPeak	02/15/2017	356	(A)	6,871
	05/04/2017	4,085	(B)	89,993
	05/15/2017	1,062	(A)	22,121
	08/15/2017	252	(A)	6,875
	11/15/2017	303	(A)	8,748
	Total	6,058		134,608
James H. Perry	02/15/2017	356	(A)	6,871
	05/04/2017	4,085	(B)	89,993
	05/15/2017	1,518	(A)	31,620
	08/15/2017	252	(A)	6,875
	11/15/2017	303	(A)	8,748
	Total	6,514		144,107
Martin Turchin	02/15/2017	356	(A)	6,871
	05/04/2017	4,085	(B)	89,993
	05/15/2017	1,242	(A)	25,871
	08/15/2017	252	(A)	6,875
	11/15/2017	303	(A)	8,748
	Total	6,238		138,358

(A)	These shares vest on the earlier of the Director’s retirement from the Board or the one year anniversary of the grant date.

(B)	These equity awards vest in 50% increments on the six-month and twelve-month anniversary of the grant date.

(3)
The following table shows the amount of unvested stock awards and outstanding and unexercised SARs awards as of December 31, 2017 for each non-employee Director who served as a Director in fiscal 2017 and the Executive Chairman.

Name	Unvested Stock Awards	Outstanding and Unexercised SARs and Stock Options
Thomas A. Corcoran	3,896	45,428
James R. Henderson	4,508	—
Warren G. Lichtenstein	120,000	305,936
Lance W. Lord	3,415	—
Merrill A. McPeak	4,016	7,355
James H. Perry	4,472	26,974
Martin Turchin	4,196	60,428

(4)	See the section entitled Compensation of Executive Chairman on page 17 for additional information regarding Mr. Lichtenstein’s compensation.

Security Ownership of Officers and Directors
The following table lists share ownership of Common Stock by the Company’s current Directors, nominees and the named executive officers, as well as the number of shares beneficially owned by all of the current Directors and executive officers as a group. Unless otherwise indicated, share ownership is direct. Amounts owned reflect ownership as of March 12, 2018.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class
Directors
Thomas A. Corcoran(3)	105,650	*
James R. Henderson(4)	104,088	*
Warren G. Lichtenstein(5)	809,794	1.1%
Lance W. Lord(6)	22,301	*
Merrill A. McPeak(7)	55,933	*
James H. Perry	131,818	*
Martin Turchin (8)	120,145	*
Executive Officers
Eileen P. Drake	525,906	*
Mark A. Tucker	197,201	*
Paul R. Lundstrom	122,409	*
John D. Schumacher	119,078	*
Arjun L. Kampani	109,871	*
All Current Directors and Executive Officers as a group (12 persons)	2,424,194	3.2%

*	Less than 1.0%

(1)
Includes restricted shares granted under the 1999 Equity and Performance Incentive Plan, the 2009 Incentive Plan, and shares owned outright. The number of shares beneficially owned by a current officer of the Company includes shares credited in the Aerojet Rocketdyne Retirement Savings Plan as of March 12, 2018.

(2)
Includes shares issuable upon the exercise of stock options that may be exercised within 60 days after March 12, 2018 as follows: Mr. Lichtenstein — 243,546; Ms. Drake — 17,848; Mr. Tucker — 12,594; Mr. Schumacher — 11,610 , and all current Directors and executive officers as a group — 285,598 shares.

(3)	Includes 100,803 shares held in the Thomas A. Corcoran TTEE U/A DTD 07/16/2001.

(4)	Includes 55,981 shares held in the name of the Rabbi Trust.

(5)
Includes 465,931 shares held in the name of the Rabbi Trust and 60,546 shares held through Steel Partners, Ltd. (“SPL”). Mr. Lichtenstein, as the CEO and sole director of SPL, may be deemed to beneficially own the shares of Common Stock owned directly by SPL. Mr. Lichtenstein disclaims beneficial ownership of such shares owned by SPL except to the extent of his pecuniary interest therein.

(6)	Includes 22,301shares held in the name of the Rabbi Trust.

(7)	Includes 55,933 shares held in the name of the Rabbi Trust.

(8)
Includes 11,495 shares held in the name of the Rabbi Trust, 7,500 shares held in the name of Martin Turchin IRA Rollover, 3,000 shares held in the name of Peter Turchin Trust, 1,000 shares held in the name of Coulter Turchin Trust, and 1,000 shares held in the name of Tyler Turchin Trust.

Code of Ethics and Corporate Governance Guidelines
The Company has adopted a code of ethics known as the Aerojet Rocketdyne Code of Conduct Manual that applies to the Company’s employees including the principal executive officer and principal financial officer. Amendments to the Aerojet Rocketdyne Code of Conduct Manual and any grant of a waiver from the provision of the Aerojet Rocketdyne Code of Conduct Manual requiring disclosure under applicable SEC rules will be disclosed on the Company’s website at www.AerojetRocketdyne.com. Copies of the Aerojet Rocketdyne Code of Conduct Manual and the Company’s Corporate Governance Guidelines are also available on the Company’s website (copies are available in print to any stockholder or other interested person who sends a written request to Secretary, Aerojet Rocketdyne Holdings, Inc., 222 N. Sepulveda Blvd., Suite 500, El Segundo, California 90245).

Related Person Transaction Policy
The Company has a written policy for the review of transactions in which the Company is a participant, the amount exceeds $120,000, and in which the Company’s 5% or more stockholders, or any of the Company’s Directors or executive officers, or their immediate family members, had a direct or indirect material interest (a “Related Party Transaction”). Pursuant to such policy, any Related Party Transaction must be in the best interest of the Company and its stockholders and upon terms no less favorable to the Company than if such Related Party Transaction was with an unaffiliated third party. The Company’s Audit Committee is responsible for approving any such Related Party Transactions and the Company’s General Counsel and Corporate Secretary is responsible for maintaining a list of all existing Related Party Transactions.
Warren G. Lichtenstein, the Executive Chairman of the Company is also the Executive Chairman of SPLP and the CEO of Steel Partners Ltd. (“SPL”), which entities beneficially own 6% and less than 1%, respectively, of the Company’s Common Stock according to a Schedule 13D/A filed on December 26, 2017 by SPLP, SPL and certain other reporting persons listed therein. The Company received services of $0.6 million and $0.9 million in fiscal 2017 and 2016, respectively, from SPLP and SPL, which primarily included administrative services and the use of an aircraft for business travel. As of December 31, 2017 and 2016, the Company had liabilities due to such entities of $0.2 million for both periods.
Lucas-Milhaupt, Inc., an indirect wholly-owned subsidiary of SPLP, sold $0.2 million in raw materials to the Company for the manufacture of its products in fiscal 2017.
GAMCO Investors, Inc. (“GAMCO”) owned 12% of the Company’s Common Stock at December 31, 2017 and 2016. The Company received services of $1.1 million in both fiscal 2017 and 2016 from GAMCO for investment management fees of the Company’s defined benefit pension plan assets.
BlackRock, Inc. (“BlackRock”) owned 15% and 12% of the Company’s Common Stock at December 31, 2017 and 2016, respectively. The Company invests in money market funds managed by BlackRock.
FMR LLC (“FMR”) owned 3% and 13% of the Company’s Common Stock at December 31, 2017 and 2016, respectively. FMR is the parent company of Fidelity Workplace Services, LLC, Fidelity Stock Plan Services, LLC and other Fidelity subsidiaries which provide certain benefit services such as 401(k) plan administration, Health Savings Accounts administration, Employee stock-based compensation administration, and Employee Stock Purchase Plan administration. In addition, certain of the investment alternatives provided through the Company’s 401(k) savings plan include funds managed by FMR. The Company received services of $0.8 million and $0.3 million in fiscal 2017 and fiscal 2016, respectively, from FMR primarily for employee benefit services. These amounts exclude expenses charged to the Company’s employees by FMR for investment management services. As of December 31, 2017 and 2016, the Company had a payable due to FMR of less than $0.1 million for both periods.
The Vanguard Group, Inc. (“Vanguard”) owned 10% of the Company’s common stock at December 31, 2017. Certain of the investment alternatives offered through the Company’s 401(k) savings plan include funds managed by Vanguard.
Victory Capital Management Inc. (“Victory Capital”) owned 4% and 7% of the Company’s common stock as of December 31, 2017 and 2016, respectively. Certain of the investment alternatives offered through the Company’s 401(k) savings plan include a fund managed by Sycamore Capital, a Victory Capital franchise.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company's consolidated financial statements, internal control over financial reporting, audit matters and reports from management. In connection with these reviews, the Audit Committee meets with management and the independent public accountants (PricewaterhouseCoopers (“PwC”)) at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, internal auditors, management personnel and legal counsel.
As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the nature and type of their services; approving their audit and non-audit services; reviewing the plan for and results of the annual integrated audit and quarterly reviews of the Company's consolidated financial statements; and confirming their independence. The Audit Committee has evaluated PwC's qualifications, performance and independence, including that of the lead audit partner. The Audit Committee and senior financial management determine the selection of the lead audit partner, working with PwC. As part of the engagement process, the Audit Committee considers whether to rotate the independent public accountants. Although the Audit Committee has the sole authority to appoint the independent public accountants, the Audit Committee will continue its longstanding practice of recommending that the Board ask the stockholders to ratify the appointment of the independent public accountants at the Annual Meeting.
In addition, the Audit Committee reviews key initiatives and programs aimed at maintaining the effectiveness of the Company's internal control over financial reporting. Together with senior members of the Company's management team, the Audit Committee reviews the plans of the internal auditors, the results of internal audit examinations and evaluations by management and the Company's independent public accountants of the Company's internal control over financial reporting and the quality of the Company's financial reporting. As part of this process, the Audit Committee monitors the scope and adequacy of the Company's internal auditing program, including reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.
In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly unaudited and annual audited consolidated financial statements with management, the internal auditors and the independent public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the consolidated financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. PwC is responsible for performing an independent audit of the annual consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of the Company's internal control over financial reporting.
The Audit Committee has reviewed with the independent public accountants the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” including a discussion with management and the independent public accountants about the quality (and not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates, judgments and the transparency of disclosures in the Company's consolidated financial statements. In addition, the Audit Committee reviewed and discussed with PwC matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letters from PwC to the Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant's communication with the Audit Committee concerning independence. The Audit Committee concluded that PwC is independent from the Company and its management.
The Audit Committee met 6 times during fiscal 2017.
In reliance on the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the 2017

Annual Report for filing with the SEC. The Audit Committee appointed PwC as the Company’s independent registered public accounting firm for fiscal 2018.
Submitted by the Audit Committee,
James H. Perry, Chairman
James R. Henderson
Lance W. Lord
Martin Turchin
February 27, 2018

ORGANIZATION & COMPENSATION COMMITTEE REPORT
The Organization & Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Organization & Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and the 2017 Annual Report. The Board has approved that recommendation.
The Organization & Compensation Committee met 6 times during fiscal 2017.
Submitted by the Organization & Compensation Committee,
Merrill A. McPeak, Chairman
Thomas A. Corcoran
Lance W. Lord
James H. Perry
February 27, 2018

EXECUTIVE OFFICERS OF THE REGISTRANT
The following information is given as of February 15, 2018.

Name	Title	Other Business Experience	Age
Warren G. Lichtenstein	Executive Chairman (since June 2016)
Chairman, March 2013 - June 2016 (Director since 2008); Executive Chairman of Steel Partners Holdings GP Inc., the general partner of SPLP February 2013 - Present; Chairman and CEO of general partner of SPLP July 2009 - February 2013; Chairman, Handy & Harman Ltd. (formerly known as WHX Corporation) July 2005 - Present; Executive Chairman, Steel Connect, Inc. June 2016 - Present; Interim CEO, Steel Connect, Inc. March 2016 - June 2016; Chairman, Steel Connect, Inc. March 2013 - June 2016. Chairman Steel Excel May 2011 - Present (director since 2010); Director SLI March 2010 - Present; Director (formerly Chairman) SLI January 2002 - May 2008; CEO SLI February 2002 - August 2005.
			52
Eileen P. Drake	Chief Executive Officer and President (since June 2015)	Chief Operating Officer, March 2015 - June 2015; Director, Woodward, Inc. February 2017 - Present; President of Pratt & Whitney AeroPower’s auxiliary power unit and small turbojet propulsion business, UTC 2012 - 2015; VP of Operations, UTC 2009 - 2012; VP of Quality, Environmental Health & Safety, and Achieving Competitive Excellence, UTC 2003 - 2009; Product Line Manager and Plant Manager, Ford Motor Company 1996 - 2003; United States Army 1989 - 1996.	52
Mark A. Tucker	Chief Operating Officer (since June 2015)	Senior VP, Enterprise Operations and Engineering, Aerojet Rocketdyne, Inc. October 2013 - June 2015; VP Special Programs, Aerospace Systems Sector, Northrop Grumman 1983 - 2013.	59

Name	Title	Other Business Experience	Age
Paul R. Lundstrom	Vice President, Chief Financial Officer (since November 2016)	VP, Investor Relations, UTC 2014 - 2016; VP, Chief Financial Officer, Building & Industrial systems - North Asia (a UTC division) 2013 - 2014; VP, Chief Financial Officer, Climate/Controls/Security - Asia (a UTC division) 2011 - 2013; VP, Chief Financial Officer, Carrier Building Systems and Services, Carrier Corporation (a UTC division) 2009 - 2011.	42
John D. Schumacher	Vice President, Washington Operations (since June 2015)
VP, Business Relations April 2013 - June 2015; President, Aerojet Rocketdyne Foundation since October 2013; President, Astrium Americas and VP, Space, EADS North America April 2011 - April 2013; VP, Washington Operations, Aerojet May 2006 - April 2011; Director, Whitney, Bradley & Brown Consulting September 2005 - May 2006; Chief of Staff, National Aeronautics and Space Administration (“NASA”) May 2003 - September 2005; Associate Administrator for External Relations, NASA 1994 - 2003; Deputy Associate Administrator, NASA 1990 - 1994; Advisor to the Administrator, NASA 1989 - 1990; Associate, Rogers & Wells, NY, 1987 - 1989; Captain, Naval Reserve 1984 - 2006; Active Duty U.S. Navy 1972 - 1984.
			63
Arjun L. Kampani	Vice President, General Counsel and Secretary (since April 2016)	VP, General Counsel and Corporate Secretary, General Dynamics Land Systems, Inc. 2010 - 2016; Director & Assistant General Counsel, Mergers and Acquisitions, General Dynamics Corporation 2006 - 2009; Assistant General Counsel and Assistant Corporate Secretary, Anteon International Corporation 2004 - 2006; Attorney, Business and Finance Department, Thelen Reid & Priest, LLP 1999 - 2004.	46
Gregory A. Jones	Senior Vice President, Strategy and Business Development (since February 2018)	VP, Corporate Business Development & International Programs, Orbital ATK February 2015 - January 2018; VP, Corporate Strategy & Business Development, Orbital Sciences Corporation, 2005 - 2015; Senior Director of Strategy & Business Development, IDS, The Boeing Company 2003 - 2005.	56
The Company’s executive officers generally hold terms of office of one year and/or until their successors are elected and serve at the discretion of the Board.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Our compensation program is designed to support our business goals and promote both short- and long-term growth using a pay-for-performance model for alignment of the financial interests of our executive team with the interests of our stockholders.
The overall objectives of our compensation program are as follows:

•
Stakeholder Incentives - promote an ownership interest that aligns management and stockholders. In this regard, the Organization & Compensation Committee approved robust share ownership guidelines that apply to our named executive officers, where over a period of time, each named executive officer is expected to own shares of our Common Stock equal in total market value to a designated multiple of such named executive officer’s annual salary;

•
Competitive Compensation - attract and retain high caliber executives and key personnel by providing compensation that is competitive with compensation for executive officers providing comparable services to similarly-situated companies, taking into account our size and complexity and the markets we serve;

•	Retention Incentives - retain high caliber executives by providing incentives for long-term continued employment with the Company; and

•	Performance Incentives - align the compensation structure of executives with goals of the Company by basing a meaningful portion of total compensation on achievement of performance goals.
In this section of the Proxy Statement, we explain how our compensation program is designed and operates with respect to our named executive officers, including how their pay is reflected in the Company’s performance on relevant financial measures. The following named executive officers are included in this proxy statement:

•	Ms. Drake is included as the Company’s current Principal Executive Officer (“PEO”).

•	Mr. Lundstrom is included as the Company’s current Principal Financial Officer (“PFO”).

•	Messrs. Tucker, Schumacher, and Kampani are included as the three most highly compensated officers other than the PEO and PFO.
Under the direction of the Organization & Compensation Committee of our Board, we have designed our executive compensation program pertaining to the named executive officers to attract and retain highly qualified executive officers and to directly link pay to performance. In fiscal 2017 our strategic goals continued to be focused on improving our financial performance, which resulted in the Organization & Compensation Committee maintaining the same performance measures within our annual incentive plan as in the previous year. Specifically, the Committee used the following measures for our named executive officers within our fiscal 2017 annual incentive plan:

•	Adjusted earnings before interest, taxes, depreciation, amortization and pension expense (“EBITDAP”);

•	Corporate cash flow from operations;

•	Aerojet Rocketdyne bookings; and

•
certain other goals that include individual performance and accomplishments of each named executive officer (this final component is only payable to the extent that all three aforementioned financial metrics are met or are above the threshold level).

The Organization & Compensation Committee also granted named executive officers fiscal 2017 equity, in the same form as was granted in 2016, of SARs (25% of award) and performance-based restricted stock (75% of award). The performance-based restricted stock vesting is subject to achievement of performance targets based on the following five metrics: revenue; adjusted EBITDAP; return on invested capital (“ROIC”); cumulative Competitive Improvement

Plan (“CIP”) investment; and cumulative CIP savings. The CIP is comprised of activities and initiatives aimed at reducing costs for the Company to continue to compete successfully.
A full discussion of our executive compensation program is described in the remainder of this section.
Say-on-Pay
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company provides our stockholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers. At the Annual Meeting of Stockholders of Aerojet Rocketdyne Holdings, Inc. held on May 4, 2017, 83% of the votes cast (excluding those who abstained or were broker non-votes) were in favor of the Company’s executive compensation program as described in that year’s annual Proxy Statement. After considering the outcome of this advisory vote and other relevant facts and circumstances relating to the Company’s executive pay, the Organization & Compensation Committee determined not to make any changes to our executive compensation policies as a result of the vote.
Compensation Elements for the Named Executive Officers
The compensation program for executive officers has historically consisted of the following principal elements:

•	Base salary;

•	Short-term annual cash incentive awards;

•	Long-term equity incentive awards, including restricted stock, performance-based restricted stock, stock options and cash-settled SARs; and

•	In-service and post-retirement/employment benefits - pension and 401(k) savings plans; however, defined benefit pension benefits were frozen effective fiscal 2009.
The Organization & Compensation Committee believes that these elements of compensation create a flexible package that reflects the long-term nature of the Company’s businesses and rewards both short- and long-term performance of the Company and each individual in accordance with the objectives of the compensation program. A description of these four components and related programs follows.
Base Salaries
Base salaries are used to provide a fixed amount of compensation for each executive’s regular work. Base salary increases for the CEO and President and the other named executive officers must be approved by the Organization & Compensation Committee. Base salary increases for other officers of the Company must be approved by the CEO and President. Typically, the effective date of merit increases in base salaries is in late March or early April of each year. Base salary increases can also occur upon an executive’s promotion. In determining the amount of any increases in salaries, the Organization & Compensation Committee and/or CEO and President (i) evaluates the executive’s performance in the most recent fiscal year as well as the strategic importance of the executive to the Company; (ii) compares current base, target total cash, and target total direct compensation with compensation for relevant executive positions set forth in peer group and survey benchmarking prepared by Korn Ferry Hay Group as well as industry-specific compensation surveys; and (iii) takes into account the timing and amount of the last salary increase for each of the executives.
In fiscal 2017, the Organization & Compensation Committee approved an increase in base salary for certain of the Company’s named executive officers based on several factors, including each individual’s performance, sustained levels of contribution to the Company, the wage increase during the previous fiscal year, a review of the executive and senior management total compensation study conducted by Korn Ferry Hay Group in 2017 on the Company’s behalf. Based on the foregoing and as reflected in the 2017 Summary Compensation Table, Ms. Drake’s base salary increased 4.0%, Mr. Tucker’s base salary increased 4.0%, Mr. Lundstrom’s base salary increased 3.0%, Mr. Schumacher’s base salary increased 4.0%, and Mr. Kampani’s base salary increased 4.0%.

Annual Cash Incentive Program
The primary objective of our annual cash incentive program is to drive current fiscal year performance and achievement of designated strategic business and financial goals, and to the extent these goals are achieved, to provide competitive compensation to our senior management team. To those ends, the Organization & Compensation Committee sets performance targets such that total cash compensation (base salary plus annual cash incentive) will be within a competitive range of total cash compensation against the market if performance targets are met.
In addition, our senior management team has individual performance targets. The annual cash incentive program follows our “pay-for-performance” philosophy. If business metrics are met at the threshold level, cash incentives for individual performance targets are paid; if such minimum threshold metrics are not met, no cash incentives for individual performance targets are paid. If metrics are met at the maximum or higher, the Organization & Compensation Committee has discretion to adjust payments to the executives. The Organization & Compensation Committee has discretion to increase, reduce or eliminate payments within the parameters of the cash incentive program.
Fiscal 2017 performance targets consisted of adjusted EBITDAP, Corporate operating cash flow, Aerojet Rocketdyne bookings, and certain other individual goals and had a 12-month performance period. With the input from our CEO and President; our Executive Chairman; our VP, CFO; and VP, Human Resources Business Partners and Labor Relations (“HRBP”); the Organization & Compensation Committee:

•	sets the overall Company and individual performance objectives and corresponding performance and payout ranges for the fiscal year;

•	establishes a threshold, target, and maximum incentive opportunity for each executive officer; and

•	measures performance and determines awards for the prior fiscal year.
Annual cash incentives are paid at the beginning of each fiscal year for the prior fiscal year’s performance. Incentives paid are based upon the Organization & Compensation Committee’s (with input from the CEO and President; the Executive Chairman; the VP, CFO; and VP, HRBP) assessment of actual performance (individually and Company-wide) against pre-established Company and business segment performance objectives, as appropriate, to determine the amount payable with respect to the applicable target incentive opportunity.
The Organization & Compensation Committee tailors both performance measures and targets in order to most accurately approximate success criteria for both of our business segments and the Company’s performance overall. The payout levels are subject to change every year. For fiscal 2017, our current named executive officers were eligible for a target payout level (as a percentage of base salary) based on their position in the Company, as set forth below:

•	Eileen P. Drake, CEO and President - 100%;

•	Mark A. Tucker, COO - 65%;

•	Paul R. Lundstrom, VP, CFO - 65%;

•	John D. Schumacher, VP, Washington Operations - 55%; and

•	Arjun L. Kampani, VP, General Counsel and Secretary - 55%.

The Corporate criteria for the annual cash incentives used for fiscal 2017 performance applicable to all of the named executive officers were the following:

Executive Targets	Threshold Opportunity	Target Opportunity	Maximum Opportunity		Actual Performance	Actual Achievement
(Dollars in Millions)
Adjusted EBITDAP(1)	15.0%	30.0%	60.0%		$232.7	43.2%
• Threshold — $192.5
• Target — $213.9
• Maximum — $256.7
Corporate Cash Flow from Operations(2)	15.0%	30.0%	60.0%		$212.9	60.0%
• Threshold — $ 60.7
• Target — $ 67.5
• Maximum — $ 80.9
Aerojet Rocketdyne Bookings(3)	15.0%	30.0%	60.0%		$1,671.6	44.7%
• Threshold — $ 1,370.4
• Target — $ 1,522.6
• Maximum — $ 1,827.1
Personal Factors(4)	5.0%	10.0%	20.0%			20.0%
• Threshold — 0 x multiplier
• Target — 1 x multiplier
Totals	50.0%	100.0%	200.0%	(5)		167.9%

(1)	We defined Adjusted EBITDAP to be earnings before interest, taxes, depreciation, amortization and retirement benefit expense adjusted for unusual items.

(2)
We defined Corporate Cash Flow from Operations to be the Company’s cash provided by operating activities net of cash used in financing activities, exclusive of debt issuance costs, repayments on debt and proceeds from the issuance of debt.

(3)
We defined Aerojet Rocketdyne Bookings to be the amount of money to be received for a contract of our Aerospace and Defense segment for which funding is authorized and has been directly appropriated and contractually obligated by the customer.

(4)	Personal Factors are only applicable after achieving all three financial metrics at the threshold level.

(5)
Under the terms of the Company’s annual incentive plan, the named executive officers had the opportunity to earn up to 2x the following payout levels as a percent of base salary: 100% for Ms. Drake; 65% for Messrs. Tucker and Lundstrom; and 55% for Messrs. Schumacher and Kampani.

The calculations for the final payment of the annual cash incentive award for each named executive officer for fiscal 2017 performance were as follows, which are also reported in the “Non-Equity Incentive Plan Compensation” column of the 2017 Summary Compensation Table, which follows this Compensation Discussion and Analysis:

Name	Payout Level	Base Salary	Cash Incentive Awards
			Award at 100% Target Performance	Award at 200% Maximum Performance	Actual Performance Achievement Percentage	Actual Payout at Achievement Percentage
Eileen P. Drake	100%	$728,000	$728,000	$1,456,000	167.9%	$1,222,312
Mark A. Tucker	65%	454,272	295,277	590,554	167.9%	495,770
Paul R. Lundstrom	65%	442,900	287,885	575,770	167.9%	483,359
John D. Schumacher	55%	351,801	193,490	386,981	167.9%	324,870
Arjun L. Kampani	55%	338,000	185,900	371,800	167.9%	312,126
On February 27, 2018, the Organization & Compensation Committee met and approved fiscal 2017 annual cash incentive awards, which are reported above and in the “Non-Equity Incentive Plan Compensation” column of the 2017 Summary Compensation Table, which follows this Compensation Discussion and Analysis.

Long-Term Incentives (Equity-Based Compensation)
The Company, upon the recommendation and approval of the Organization & Compensation Committee, established the performance objectives and other terms of the Company’s 2017 Long-Term Incentive Program (the “2017 LTIP”) for executive officers and other eligible employees of the Company. The 2017 LTIP has a 36-month performance period for performance-based grants and a three-year vesting period for service-based grants. The Company uses long-term incentive compensation for executives to reinforce four strategic objectives:

•	to focus on the importance of returns to stockholders;

•	to promote the achievement of long-term performance goals;

•	to encourage executive retention; and

•	to promote higher levels of Company stock ownership by executives for increased alignment with stockholder interests.
Historically, the Company has strived to provide a sizable portion of the named executive officer’s compensation in an equity-based form. This type of compensation, coupled with the Company’s share ownership guidelines, will result in the executives becoming stockholders with considerable personal financial interest in the fiscal health and performance of the Company.
The amount of equity-based awards granted to executives has been determined by subtracting the executive’s annual cash compensation opportunity from the total targeted direct compensation that is competitive with the market based on SEC filings for our peer group and broad-based industry studies. The ultimate value of these equity-based awards at grant has been driven in part by the executive’s performance in the past fiscal year and in part by their ability to increase the value of the Company going forward.
Our equity-based compensation in fiscal 2017 for the named executive officers included awards of service-based SARs, and performance-based restricted stock and is more fully described as follows:

•
SARs (service-based) - A grant of SARs represents the right to receive a payment, during a defined period of time in the future (assuming continued employment), of an amount equal to the increase in measured value of a specified number of the Company’s Common Stock. SARs are designed to attract and retain executives by compensating them for increases in stockholder value over time. Service-based SARs are generally exercisable in three years from the date of grant. All SARs have a seven-year contractual life from the date of grant. As with restricted stock grants, executives who voluntarily resign or are terminated for cause immediately forfeit all unvested SARs unless otherwise determined by the Organization & Compensation Committee.

•
Restricted stock (performance-based) - A grant of performance-based restricted stock is an award of shares of Common Stock that vests over a period of time after the grant date (depending upon the vesting conditions set by the Organization & Compensation Committee) provided that the relevant performance goals are met. Performance-based restricted stock awards are designed to drive financial performance as the awards vest from 50% to 200% of target based on performance, attract and retain executives by providing them with some of the benefits associated with stock ownership during the restriction period, while incentivizing them to remain with the Company. During the restricted performance period, the executives may not sell, transfer, pledge, assign or otherwise convey their restricted stock. However, executives may vote their shares and are entitled to receive dividend payments, if any are made. Executives who voluntarily resign or are terminated for cause prior to the end of the restriction period forfeit their restricted stock unless otherwise determined by the Organization & Compensation Committee.

In determining the grants of the 2017 LTIP, a 75% weighting was given on performance-based awards and a 25% weighting was put on service-based awards for the named executive officers. This mix was given to promote the achievement of long-term performance goals to add value to the Company, focus on returns to stockholders, encourage retention, and align with our pay-for-performance philosophy.
The grants for the 2017 LTIP were made in May of 2017. The performance-based grants vest on or about February 28, 2020, based on meeting performance targets for the three-year performance period ending December 31, 2019 and subject to approval by the Organization & Compensation Committee in early 2020. The service-based grants vest in

May of 2020. See the 2017 Grants of Plan-Based Awards table for share amounts and grant date fair value of these grants specific to the named executive officers.
The performance metrics for the performance-based grant are: revenue, EBITDAP, ROIC, cumulative CIP investment, and cumulative CIP savings metrics for the performance period. The vesting of the performance-based restricted stock depends on the level of achievement against target, with a minimum threshold level, and ranges from 50% to 200% of the target award. No performance-based restricted stock will vest if the threshold level of performance against all the specified metrics is not achieved.
All of the named executive officers were participants in the performance-based restricted stock grant and the service-based SAR grant made in May of 2017.
On February 27, 2018, performance-based grants from the 2015 Long-Term Incentive Program (“2015 LTIP”) vested at 127.82% resulting in 20,784 shares vesting for Ms. Drake, 14,667 shares vesting for Mr. Tucker, and 13,520 shares vesting for Mr. Schumacher. The performance metrics were EBITDAP, ROIC, cumulative CIP Phase I investments, and cumulative Phase I savings. The 2015 LTIP performance-based awards were granted on March 30, 2015 with a three-year performance period.
Our equity-based compensation in fiscal 2018 for the named executive officers includes two additional components of awards under the 2009 Incentive Plan consisting of service-based restricted stock, and performance-based restricted stock and is more fully described as follows:

•
Restricted stock (service-based) - A grant of service-based restricted stock is an award of shares of Common Stock that vests over a period of time after the grant date (assuming continued employment). Service-based stock is designed to attract and retain executives. Service-based restricted shares generally vest in 1/3 increments on the first, second, and third anniversaries of the grant date. During the restricted period, the executives may not sell, transfer, pledge, assign or otherwise convey their restricted stock. However, executives may vote their shares and are entitled to receive dividend payments, if any are made. Executives who voluntarily resign or are terminated for cause prior to the end of the restriction period forfeit their restricted stock unless otherwise determined by the Organization & Compensation Committee.

•
Restricted stock (price performance-based) - A grant of price performance-based restricted stock is an award of shares of Common Stock that vests over a period of time after the grant date (depending upon the vesting conditions set by the Organization & Compensation Committee) provided that the relevant share price goals are met. Price performance-based restricted stock awards are designed to attract and retain executives by compensating them for increases in stockholder value over time. During the restricted performance period, the executives may not sell, transfer, pledge, assign or otherwise convey their restricted stock. However, executives may vote their shares and are entitled to receive dividend payments, if any are made. Executives who voluntarily resign or are terminated for cause prior to the end of the restriction period forfeit their restricted stock unless otherwise determined by the Organization & Compensation Committee

Administration of the Executive Compensation Program
The Organization & Compensation Committee determines most matters of executive compensation and benefits, although the committee has delegated to the CEO and President the authority to establish base salaries and annual incentive compensation of the officers of the Company other than herself, and the named executive officers. Our CEO and President; our Executive Chairman; our VP, CFO; and our VP, HRBP (who was our Acting VP, Human Resources in fiscal 2017) provided input to the Organization & Compensation Committee with respect to the fiscal 2017 compensation program. The Organization & Compensation Committee reviews and approves the total compensation for the CEO and President, and the other named executive officers.
In assessing competitive overall compensation, the Organization & Compensation Committee engages, from time to time, an independent outside consulting firm to aid in the review and evaluation of the total compensation provided to the named executive officers. Since fiscal 2010, the Company has retained Korn Ferry Hay Group (which includes Hay Group prior to its acquisition) to review the design of the Company’s annual and long-term incentive programs and to assist in developing an executive compensation structure that is based on the internal hierarchy of jobs and is aligned with external market practices. In performing its duties, Korn Ferry Hay Group worked with senior management and the Chairman of the Organization & Compensation Committee to understand the Company’s business strategy, the competitive market for talent, and the accountabilities of the executives and perceptions of the Company’s current compensation programs. Korn Ferry Hay Group was also instructed to develop an executive compensation comparator group of publicly traded companies in the aerospace and defense industry. Based on the information presented by Korn Ferry Hay Group and input from our CEO and President; our Executive Chairman; our VP, CFO; and our VP, HRBP, the Organization & Compensation Committee exercised its business judgment in setting base salaries and incentive compensation levels and correlating performance levels for incentive-based compensation for the named executive officers.
Independent Executive Compensation Consultant’s Role
Both management and the Organization & Compensation Committee retain Korn Ferry Hay Group to provide objective analysis, advice and information to each of them, including competitive market data and compensation recommendations related to the CEO and President, the Executive Chairman, other senior executives, and the Board. Korn Ferry Hay Group served as the independent executive compensation consultant to management and to the Organization & Compensation Committee during fiscal 2017. The executive compensation consultant reports to the VP, HRBP and the Chairman of the Organization & Compensation Committee, and has direct access to the other members of the Organization & Compensation Committee as well as senior management. The fees incurred in fiscal 2017 to Korn Ferry for compensation services provided by Korn Ferry Hay Group to management and the Organization & Compensation Committee related to executive and Director compensation totaled $291,015 which was a $57,623 reduction from fiscal 2016 fees. These fees were driven by Korn Ferry Hay Group’s annual assistance with our executive compensation programs. In addition, Korn Ferry provided certain services to the Company at the request of management consisting of four senior executive searches and a leadership institute totaling $560,470. The total fees incurred for the services provided by Korn Ferry to the Company in fiscal 2017 were $851,485.
The Organization & Compensation Committee believes Korn Ferry’s work for the Company, consisting of four senior executive searches and consulting leadership institute, did not raise a conflict of interest and did not impair Korn Ferry Hay Group’s ability to provide independent advice to the Organization & Compensation Committee concerning executive compensation matters.
In making the overall determination of the independence of Korn Ferry Hay Group and their lead advisor to the Organization & Compensation Committee, the Organization & Compensation Committee considered, among other things, the factors on independence adopted in final SEC rules and approved in NYSE listing standards.
The decisions made by the Organization & Compensation Committee are the responsibility of the Organization & Compensation Committee and may reflect factors and considerations other than the information and recommendations provided by Korn Ferry Hay Group.
Consideration of Competitive Market Data Regarding Executive Compensation
The Organization & Compensation Committee and the CEO and President used the results of the compensation study completed by Korn Ferry Hay Group in fiscal 2017 to determine pay for fiscal 2017. The Organization & Compensation Committee set base salaries, target annual cash incentive levels and target annual long-term incentive award values for the named executive officers generally at or below the 50th percentile of competitive market levels for comparable aerospace and defense companies. This approach was the starting point of the analysis, then adjustments were made to some executives’ target compensation to reflect other factors such as the executives’ experience, breadth of responsibilities, tenure in the position, overall individual performance, and the Company’s performance overall.
The study conducted by Korn Ferry Hay Group in fiscal 2017 compared total executive compensation against similarly sized U.S. companies in the aerospace and defense industry and in the broader general industry, using data from Korn Ferry Hay Group’s Executive Compensation Survey. In addition, Korn Ferry Hay Group was instructed to develop an executive compensation comparator group of publicly traded companies in the aerospace and defense industry. In selecting the comparator group, the Company generally considered companies with revenues of approximately one-half to two times the Company’s revenues and companies in the aerospace and defense industry, excluding those that were exclusively focused on services. The purpose of the comparator group was to compare target and actual compensation levels of the Company’s named executive officers to the named executive officers of the comparator group. No changes were made to the comparator group from the group used for compensation benchmarking in fiscal 2016.
The table below shows information for the comparator group used for benchmarking in fiscal 2017:

	($ in millions)
	FY 2016 Sales	FY 2016 Net Income (Loss)	Market Capitalization on 12/31/2016
Company

Aerojet Rocketdyne Holdings, Inc.	$1,761	$18	$1,231

AAR Corp.	1,663	48	1,135
Barnes Group Inc.	1,231	136	2,552
BE Aerospace Inc.	2,933	311	6,115
Crane Co.	2,748	124	4,227
Cubic Corp.	1,462	2	1,294
Curtiss Wright Corp.	2,109	187	4,350
Ducommun, Inc.	551	25	286
Esterline Technologies Corp.	1,993	102	2,625
Heico Corp.	1,376	176	5,191
Hexcel Corp.	2,004	250	4,727
Kaman Corp.	1,808	59	1,327
Kratos Defense & Security Solutions, Inc.	669	(61)	448
MOOG Inc.	2,412	124	2,356
Orbital ATK Inc.	4,455	293	5,142
Teledyne Technologies Incorporated.	2,150	191	4,298
Triumph Group Inc.	3,886	(1,048)	1,312
Woodward Inc.	2,023	181	4,242
Pension Plans, 401(k) Savings Plan and Benefit Restoration Plans
Pension Plans
The Company’s defined benefit pension and benefits restoration plans (“BRP”) include the Qualified Pension Plan, a tax-qualified defined benefit plan; and the 2009 Pension BRP Plan, a non-qualified defined benefit plan. These plans are frozen and effective February 1, 2009 and July 31, 2009, future benefit accruals for all non-collective bargaining-unit employees, including the named executive officers, and collective bargaining-unit employees respectively, were discontinued. No employees lost their previously earned pension benefits. Mr. Schumacher is the only named executive officer that has an accrued balance in the same frozen pension plans as other employees. Mr. Schumacher’s pension benefits were earned from his previous employment with the Company beginning June 12, 2006 through the pension freeze date for non-collective bargaining-unit employees of February 1, 2009. All the other named executive officers do not participate in a pension plan because their employment commenced after benefit accruals were discontinued. Further details regarding benefits under these plans, including the estimated value of pension benefits for Mr. Schumacher, are found in the section entitled 2017 Pension Benefits on page 45.
401(k) Savings Plan
The named executive officers are also eligible to participate in the Aerojet Rocketdyne Retirement Savings Plan, a 401(k) tax-qualified defined contribution savings plan which is available to all Company employees. The Company matches 100% of the first 3% of employee contributions, and 50% of the next 3% of employee contributions for all participating employees.
2009 401(k) Benefits Restoration Plan
The named executive officers participate in the related non-qualified, unfunded 2009 BRP Plan for the Aerojet Rocketdyne Holdings, Inc. 401(k) Plan (the “2009 401(k) BRP Plan”) which enables participants to defer their compensation on a pre-tax basis. The Company matches employee contributions if the participant has reached the 402(g) limit in the 401(k) savings plan. Details about the 2009 401(k) BRP Plan are presented in the section entitled 2017 Non-qualified Deferred Compensation on page 46.
Executive Stock Ownership Guidelines
In order to strengthen the alignment between the financial interests of stockholders and the financial interests of executives of the Company, the Organization & Compensation Committee has share ownership guidelines that apply to the Company’s executive officers. Under these guidelines, each executive officer is expected to have equity in the Company equal in aggregate market value to a designated multiple of such officer’s annual salary. The multiples are as follows: Executive Chairman and CEO and President - six times CEO base salary; CFO, COO, and General Counsel - three times base salary; Senior VPs - two times base salary; and all other VPs subject to the guidelines - one time base salary.
In calculating the amount of equity owned by an executive, the Organization & Compensation Committee looks at the value of Company stock owned by the executive which includes vested or unvested restricted stock as well as unvested performance-based restricted shares at the percentage expected to vest, and the value of any vested “in the money” stock options or SARs (i.e. market value of stock in excess of the strike price for the stock option or SAR.) Newly appointed executives are expected to be in compliance with the ownership guidelines within five years of their appointments. Each executive is required to retain 50% of his or her net shares obtained through vesting of shares or exercising stock options until the executive is in compliance with the established guidelines. Executives must remain in compliance with the established guidelines after any sale of shares of the Company’s Common Stock.
As of December 31, 2017, all of the named executive officers either held equity in the Company equal in market value to the guidelines in place at that time or are in the transition period set forth in the guidelines and are anticipated to meet the guidelines by the end of the transition period. The Organization & Compensation Committee routinely reviews the guidelines, and considers adjustments when appropriate. The following table shows the current status of equity ownership for each current named executive officer as of December 31, 2017.

Name	Value of Equity Ownership*	Date of Election	Years as an Officer
Eileen P. Drake	8,299,418	03/02/2015	2.8
Mark A. Tucker	2,897,357	10/07/2013	4.2
Paul R. Lundstrom	1,652,461	11/07/2016	1.2
John D. Schumacher	2,233,149	04/29/2013	4.7
Arjun L. Kampani	1,868,880	04/11/2016	1.8

*	Value is based on the stock price on December 29, 2017 of $31.20.
Transactions in Company Securities
The Company’s insider trading policy prohibits Directors, officers, and employees from engaging in certain short-term or speculative transactions involving the securities of the Company. Pursuant to the policy, Directors, officers, and employees may not engage in short sales of the Company’s stock nor buy or sell puts, future contracts, or other forms of derivative securities relating to the Company’s securities.

Employment Agreement and Plan Provisions
Eileen P. Drake Employment Agreement
On March 13, 2018, the Company entered into an amended and restated employment agreement with Ms. Drake, pursuant to which Ms. Drake agreed to continue to serve as the Company’s CEO and President.  The agreement provides for an initial one-year term, which will be automatically extended, upon the same terms and conditions, for successive one-year periods unless either party, at least 60 days prior to the expiration of the then-current term, gives written notice to the other of its intention not to renew such employment. The agreement provides that Ms. Drake will receive an annual base salary increase from $728,000 to $825,000 with such base salary increase effective March 24, 2018.  Additionally, the agreement provides to Ms. Drake, among other things, (i) an annual bonus based on a target opportunity pursuant to the Company’s Annual Incentive Plan which shall be adopted annually by the Board (currently at 100% of annual base salary); and (ii) annual equity awards based on a target opportunity of 345.5% (increased from 200%) pursuant to the terms of the 2009 Incentive Plan.
In the event that the Company terminates Ms. Drake’s employment for Cause or Ms. Drake resigns other than for Good Reason (as such terms are defined in the agreement), the Company’s obligations will generally be limited to (i) payment of her base salary accrued up to and including the date of termination or resignation, to be paid at termination, (ii) payment in lieu of any accrued but unused vacation time, in accordance with the Company’s vacation policy, (iii) payment of any unreimbursed expenses in accordance with the Company’s business reimbursement policy, and (iv) payments and benefits under any Company benefit plan, program or policy that Ms. Drake participated in during employment and paid pursuant to the terms of such plan, program and policy (the “Accrued Obligations”).
If Ms. Drake’s employment is terminated at any time due to her Death or Disability (as such terms are defined in the agreement), Ms. Drake shall be entitled to receive the Accrued Obligations and severance payments and benefits equal to the following: (i) twelve (12) months of her base salary paid in installments; (ii) any bonuses earned and paid by the date of termination; (iii) other than a performance-based award granted on November 18, 2015 which shall not vest, to the extent unvested at the time of Ms. Drake’s termination of employment, immediate full vesting of all of Ms. Drake’s equity awards; (iv) outplacement services provided by the Company-designated outplacement firm for a period of eighteen (18) months starting no later than ninety (90) days from the date of termination with a maximum value of $25,000; (v) in the case of Death, life insurance benefits paid in accordance with the terms of the policy and coverage in which Ms. Drake was enrolled before the date of Death; and (vi) in the case of termination due to Disability, the Company shall pay for the premiums associated with a six (6) month continuation, without any required contributions from Ms. Drake (but subject to all other plan and policy terms) in Ms. Drake’s Company provided life insurance policy in which she is enrolled before the date of termination; and (vii) provided Ms. Drake timely elects and is eligible for COBRA coverage, the Company shall pay for the premiums associated with six (6) months of Ms. Drake’s continued participation, without any required contributions from Ms. Drake (but subject to all other plan terms, including co-payments and deductibles) in the Aerojet Rocketdyne Medical Plan, the Aerojet Rocketdyne Dental Plan, and the Aerojet Rocketdyne Vision Plan (the “Benefit Plans”) in which she is enrolled before the date of termination.
  If Ms. Drake’s employment is terminated at the Company’s election at any time for reasons other than Cause, or by Ms. Drake for Good Reason (and not for Death or Disability or in connection with a change in control), then Ms. Drake shall be entitled to receive the Accrued Obligations and severance payments and benefits equal to the following: (i) twelve (12) months of her base salary paid in installments; (ii) other than a performance-based award granted on November 18, 2015 which shall not vest, to the extent unvested at the time of Ms. Drake’s termination of employment, immediate full vesting of all of Ms. Drake’s equity awards; (iii) Ms. Drake will have the opportunity to continue to participate in the Company provided life insurance policy in which she is enrolled before the date of termination at an amount of 1x Base Salary for a period of twelve (12) months following the date of termination; (iv) provided Ms. Drake timely elects and is eligible for COBRA coverage, the Company shall pay for the premiums associated with eighteen (18) months of Ms. Drake’s continued participation, without any required contributions from Ms. Drake (but subject to all other plan terms, including co-payments and deductibles) in the Benefit Plans in which she is enrolled prior to the date of termination; and (v) outplacement services provided by the Company-designated outplacement firm for a period of eighteen (18) months starting no later than ninety (90) days from the date of termination with a maximum value of $25,000.

If Ms. Drake’s employment is terminated by the Company without Cause (excluding due to a Death or Disability) or by Ms. Drake for Good Reason within eighteen (18) months following a Change in Control (as defined in the 2009 Incentive Plan or, if more inclusive, such definition set forth in any successor or replacement equity compensation plan of the Company) then Ms. Drake shall be entitled to the following payments and benefits: (i) the Accrued Obligations; (ii) annual target bonus for the pro-rated portion of the fiscal year prior to the Change in Control paid in a lump sum; (iii)  a severance payment equal to eighteen (18) months of (y) Ms. Drake’s base salary and (z) annual target bonus paid in a lump sum; (iv) to the extent unvested at the time of Ms. Drake’s termination of employment, immediate full vesting of all of Ms. Drake’s equity awards; (v) Ms. Drake will have the opportunity to continue to participate in the Company provided life insurance policy in which she is enrolled before the date of termination at an amount of 1x Base Salary for a period of twelve (12) months following the date of termination; (vi) provided Ms. Drake timely elects and is eligible for COBRA coverage, the Company shall pay for the premiums associated with eighteen (18) months of Ms. Drake’s continued participation, without any required contributions from Ms. Drake (but subject to all other plan terms, including co-payments and deductibles) in the Benefit Plans in which Ms. Drake is enrolled prior to the date of termination; and (vii) outplacement services provided by the Company-designated outplacement firm for a period of eighteen (18) months starting no later than ninety (90) days from Ms. Drake’s date of termination with a maximum value of $25,000.
Clawbacks
Both the 2017 annual incentive program, under which annual cash incentives are paid, and the 2009 Incentive Plan include provisions for seeking the return (clawback) from participants of incentive cash payments and stock sale proceeds in the event that those amounts had been inflated due to financial results that later had to be restated. In addition, both plans provide that the Organization & Compensation Committee must first determine that the applicable participant engaged in misconduct contributing to the reason for the misstatement.
Other
The Aerojet Rocketdyne Foundation matches all employee and Director gifts to accredited, non-profit colleges, universities, secondary and elementary public or private schools located in the United States. Gifts made in fiscal 2016 were matched dollar for dollar up to $3,000 per calendar year per donor. Gifts made in fiscal 2017 were matched dollar for dollar up to $1,000 per calendar year per donor.
Impact of Accounting Guidance for Stock-Based Compensation
The accounting standards applicable to stock-based compensation are one factor that the Company and the Organization & Compensation Committee consider in the design of its long-term equity incentive programs. Other factors include the link to the performance that each vehicle provides, the degree of upside leverage and downside risk inherent in each vehicle, the impact on dilution and overhang that the vehicles have, and the role that each vehicle has in the attraction, retention, and motivation of our executive and key employee talent. The Company monitors its stock-based compensation expense to ensure that it is reasonable, but expense will not be the most important factor in making decisions about our long-term incentive plans.
Tax Deductibility under Section 162(m)
Section 162(m) of the Code limits the amount of compensation that may be deducted by the Company for federal income tax purposes to $1,000,000 for compensation paid to our CEO and President, our VP, CFO, and our other three most highly compensated executive officers that must be reported to stockholders under the Exchange Act (referred to as “covered employees”). Prior to the Tax Cuts and Jobs Act, “performance-based” compensation that has been approved by our stockholders and otherwise satisfies the performance-based requirements under Section 162(m) of the Code is not subject to the Code’s $1,000,000 deduction limit. The 2017 tax legislation eliminated the performance-based exemption, expanded the group of “covered employees” subject to the limitations of Section 162(m) of the Code, and made “covered employee” status permanent, even after an employee’s termination of employment (including by death). While the Organization & Compensation Committee prefers compensation paid to our named executive officers to be tax deductible under the Code, the Organization & Compensation Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet the limitations of Section 162(m) when it determines is necessary or appropriate to enable the Company to continue to attract, retain, reward and motivate its highly qualified executives.

Therefore, we reserve the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible.
Limited Government Reimbursement of Compensation
As a government contractor, the Company is subject to the Federal Acquisition Regulation, which limits the reimbursement of costs by our government customers for senior executive compensation to a benchmark compensation cap established each year. The cap applies to all employees of the Company. Any amounts over the cap are considered unallowable and, therefore, not billed to the government.

2017 SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation for each of the named executive officers for fiscal years 2017, 2016 and 2015 and one-month ended December 31, 2015.

Name and Principal Position	Fiscal Period	Salary(1)	Bonus	Stock Awards(2)		Options/SARs Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Eileen P. Drake(5)	2017	$721,538	$—	$1,091,999	(6)	$501,131	$1,222,312	$24,224	$3,561,204
Chief Executive Officer and President	2016	702,692	—	1,049,998		501,060	951,673	40,229	3,245,652
	Dec 2015	61,923	—	—		—	80,827	—	142,750
	2015	477,695	200,000	3,916,338		241,662	574,587	76,585	5,486,867
Mark A. Tucker(7)	2017	450,240	—	459,963	(8)	211,072	495,770	11,532	1,628,577
Chief Operating Officer	2016	434,538	—	409,503		195,415	421,589	11,925	1,472,970
	Dec 2015	37,154	—	—		—	35,806	—	72,960
	2015	384,341	—	264,614		170,523	256,536	10,921	1,086,935
Paul R. Lundstrom(9)	2017	439,923	—	448,453	(10)	205,790	483,359	29,520	1,607,045
Vice President, Chief Financial Officer	2016	66,154	100,000	656,400		—	59,762	359,599	1,241,915
John D. Schumacher
Vice President, Washington Operations	2017	348,678	—	263,864	(11)	121,087	324,870	14,750	1,073,249
Arjun L. Kampani(12)	2017	335,000	—	253,516	(13)	116,333	312,126	12,150	1,029,125
Vice President, General Counsel and Secretary	2016	237,500	100,000	872,156		117,563	263,656	92,874	1,683,749

(1)	The amount reported in this column reflects the dollar amount of base salary earned in each listed fiscal period.

(2)
The amounts reported in these columns represent the aggregate grant date fair value of awards granted in each of the periods presented. The grant date fair value of stock awards is computed in accordance with GAAP excluding the effect of estimated forfeitures and is equal to the closing price of our stock on the date of grant times the number of shares awarded and in the case of performance grants, adjusted for the probable outcome of achieving performance metrics. The grant date fair value of stock options and SARs awards was estimated using the Black-Scholes Model. A discussion of the assumptions used in calculating these values may be found in Note 9(d) in the audited financial statements in the Company’s Annual Report on Form 10-K for fiscal 2017. A description of these awards can be found under the section entitled Long-Term Incentives (Equity-Based Compensation) on page 32.

(3)
The amount reported in this column reflects annual cash incentive compensation, which is based on performance in each listed fiscal period. This annual incentive compensation is discussed further under the section entitled Annual Cash Incentive Program on page 30.

(4)	The amount reported in this column includes the following for fiscal 2017:

Name	Company Matching Contribution to 401(k) Plan	Company Matching Contribution to Benefits Restoration Plan- Savings Plan	Matching Gift by the Aerojet Rocketdyne Foundation	Perquisites And Other Personal Benefits(A)	Total
Eileen P. Drake	$12,150	$—	$—	$12,074	$24,224
Mark A. Tucker	11,532	—	—	—	11,532
Paul R. Lundstrom	12,011	—	—	17,509	29,520
John D. Schumacher	12,150	—	2,600	—	14,750
Arjun L. Kampani	12,150	—	—	—	12,150
(A) This column includes items paid by the Company or reimbursed to the employee for relocation expenses.

(5)	Ms. Drake commenced her employment with the Company on March 2, 2015.

(6)
Ms. Drake’s stock awards compensation consists of $1,091,999 for a performance-based restricted stock grant that vests based on revenue, EBITDAP, ROIC, cumulative CIP investment, and cumulative CIP savings metrics for fiscal 2019. The grant date fair value of the performance based restricted stock grant at the maximum vesting of 200% would be $2,183,997.

(7)	Mr. Tucker was appointed COO on June 25, 2015.

(8)
Mr. Tucker’s stock awards compensation consists of $459,963 for a performance-based restricted stock grant that vests based on revenue, EBITDAP, ROIC, cumulative CIP investment, and cumulative CIP savings metrics for fiscal 2019. The grant date fair value of the performance based restricted stock grant at the maximum vesting of 200% would be $919,904.

(9)	Mr. Lundstrom commenced his employment with the Company on November 7, 2016.

(10)
Mr. Lundstrom’s stock awards compensation consists of $448,453 for a performance-based restricted stock grant that vests based on revenue, EBITDAP, ROIC, cumulative CIP investment, and cumulative CIP savings metrics for fiscal 2019. The grant date fair value of the performance based restricted stock grant at the maximum vesting of 200% would be $896,883.

(11)
Mr. Schumacher’s stock awards compensation consists of $263,864 for a performance-based restricted stock grant that vests based on revenue, EBITDAP, ROIC, cumulative CIP investment, and cumulative CIP savings metrics for fiscal 2019. The grant date fair value of the performance based restricted stock grant at the maximum vesting of 200% would be $527,706.

(12)	Mr. Kampani commenced his employment with the Company on April 11, 2016.

(13)
Mr. Kampani’s stock awards compensation consists of $253,516 for a performance-based restricted stock grant that vests based on revenue, EBITDAP, ROIC, cumulative CIP investment, and cumulative CIP savings metrics for fiscal 2019. The grant date fair value of the performance based restricted stock grant at the maximum vesting of 200% would be $507,010.

2017 GRANTS OF PLAN-BASED AWARDS
The following table provides information for each of the named executive officers for fiscal 2017 annual and long-term incentive award opportunities, including the range of possible payments under non-equity incentive plans.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($) (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options/SARs ($/Sh)	Grant Date Fair Value of Stock and Option/SARs Awards ($)
		Threshold (2)	Target	Maximum	Threshold	Target	Maximum
Eileen P. Drake
Annual Incentive Award		$—	$728,000	$1,456,000
Restricted Stock	05/01/2017				24,430	48,859	97,718				$1,091,999	(3)
SARs	05/01/2017								53,028	$22.35	501,131	(4)
Mark A. Tucker
Annual Incentive Award		—	295,277	590,554
Restricted Stock	05/01/2017				10,290	20,580	41,159				459,963	(3)
SARs	05/01/2017								22,335	22.35	211,072	(4)
Paul R. Lundstrom
Annual Incentive Award		—	287,885	575,770
Restricted Stock	05/01/2017				10,033	20,065	40,129				448,453	(3)
SARs	05/01/2017								21,776	22.35	205,790	(4)
John D. Schumacher
Annual Incentive Award		—	193,490	386,981
Restricted Stock	05/01/2017				5,903	11,806	23,611				263,864	(3)
SARs	05/01/2017								12,813	22.35	121,087	(4)
Arjun L. Kampani
Annual Incentive Award		—	185,900	371,800
Restricted Stock	05/01/2017				5,672	11,343	22,685				253,516	(3)
SARs	05/01/2017								12,310	22.35	116,333	(4)

(1)
Reflects the possible payout amounts of non-equity incentive plan awards that could have been earned in fiscal 2017. See the 2017 Summary Compensation Table on page 40 for the amounts actually earned in fiscal 2017 and paid out in the first quarter of fiscal 2018.

(2)	If all financial metrics are not met at the threshold level, the annual incentive award will not be earned.

(3)
Vesting of this performance-based restricted stock grant is based on financial performance for fiscal 2019. The grant date fair value at the maximum of 200% vesting would be $2,183,997 for Ms. Drake, $919,904 for Mr. Tucker, $896,883 for Mr. Lundstrom, $527,706 for Mr. Schumacher, and $507,010 for Mr. Kampani.

(4)
The fair value of these SAR grants were estimated using the Black-Scholes Model with the following weighted average assumptions at the grant date: expected life - seven years; volatility - 36.72%; risk-free interest rate - 2.268%; dividend yield - 00.0%.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR END
The following table provides information for each of the named executive officers regarding outstanding stock options, SARs, and stock awards held by the officers as of December 31, 2017.

Name	Option/SARs Awards						Stock Awards
	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option/SARs (#)	Option/ SARs Exercise Price ($)	Option/ SARs Expiration Year	Service-Based Equity Awards			Equity Incentive Plan Awards
							Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Eileen P. Drake
Restricted Stock							—		$—	97,718	(2)	$3,048,802
							—		—	131,414	(3)	4,100,117
							—		—	40,000	(4)	1,248,000
							—		—	32,522	(5)	1,014,686
							25,667	(6)	800,810	—		—
SARs	—	53,028	(7)	—	$22.35	2024
	—	68,189	(8)	—	15.98	2023
Stock Options	—	17,848	(9)	—	23.06	2022
Mark A. Tucker
Restricted Stock							—		—	41,159	(2)	1,284,161
							—		—	51,252	(3)	1,599,062
							—		—	22,950	(5)	716,040
SARs	—	22,335	(7)	—	22.35	2024
	—	26,594	(8)	—	15.98	2023
Stock Options	—	12,594	(9)	—	23.06	2022
Paul R. Lundstrom
Restricted Stock							—		—	40,129	(2)	1,252,025
							26,666	(10)	831,979	—		—
SARs	—	21,776	(7)	—	22.35	2024
John D. Schumacher
Restricted Stock							—		—	23,611	(2)	736,663
							—		—	31,753	(3)	990,694
							—		—	21,156	(5)	660,067
SARs	—	12,813	(7)	—	22.35	2024
	—	16,476	(8)	—	15.98	2023
	20,000	—		—	13.01	2020
Stock Options	—	11,610	(9)	—	23.06	2022
Arjun L. Kampani
Restricted Stock							—		—	22,685	(2)	707,772
							—		—	31,031	(3)	968,167
							26,666	(11)	831,979	—		—
SARs	—	12,310	(7)	—	22.35	2024
	—	16,274	(12)	—	15.71	2023

(1)	The market value was calculated by multiplying the number of shares by the closing market price of the Company’s Common Stock of $31.20 on December 29, 2017.

(2)
The vesting date for these performance-based restricted stock awards is on or about February 28, 2020, subject to approval by the Organization & Compensation Committee. These awards will only vest if performance targets are met through December 31, 2019.

(3)
The vesting date for these performance-based restricted stock awards is on or about February 28, 2019, subject to approval by the Organization & Compensation Committee. These awards will only vest if performance targets are met through December 31, 2018.

(4)	These shares will vest when the individual performance goals are met, if met before November 18, 2018.

(5)	The vesting date for these performance-based restricted stock awards was February 27, 2018. Performance targets were met through December 31, 2017 resulting in grants vesting at 127.82%.

(6)	The vesting date for these service-based restricted stock awards is March 2, 2018.

(7)	The vesting date for these service-based SARs awards is May 1, 2020.

(8)	The vesting date for these service-based SARs awards is April 5, 2019.

(9)	The vesting date for these service-based stock option awards is March 30, 2018.

(10)	Mr. Lundstrom’s service-based restricted stock award vests in one-third increments on November 7th each year, becoming fully vested in 2019.

(11)	Mr. Kampani’s service-based restricted stock award vests in one-third increments on April 11th each year, becoming fully vested in 2019.

(12)	Mr. Kampani’s service-based SARs award will vest on April 11, 2019.
2017 OPTION/SAR EXERCISES AND STOCK VESTED
The following table provides information for each of the named executive officers regarding stock option and SARs exercises and stock award vestings during fiscal 2017.

Name	Option/SARs Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Eileen P. Drake	—	—	28,937	$532,730
Mark A. Tucker	—	—	23,951	474,489
Paul R. Lundstrom	—	—	13,334	399,620
John D. Schumacher	—	—	21,775	431,381
Arjun A. Kampani	—	—	13,334	290,015

(1)
 The value realized on vesting represents the difference between the closing market price of the Company’s Common Stock on the exercise date and the exercise price multiplied by the number of shares underlying each option exercised.

(2)	The amounts reported in this column reflect restricted stock awards that vested during fiscal 2017.

(3)	The value realized on vesting is calculated by multiplying the number of shares vested by the closing market price of the Company’s Common Stock on the vesting date.

2017 PAY RATIO DISCLOSURE
For the identification process of our median employee, the Company used the entire population of employees as of December 31, 2017, including employees from an acquisition made by the Company in 2017 and excluding the CEO. Each employee’s total W-2 wages were used as of such date, without annualization or other adjustment.
The compensation of the Company’s CEO and median employee and the pay ratio of the two are as follows:

	2017 Total Compensation
	Salary	Bonus	Stock Awards	Option/SARs Awards	Non-Equity Incentive Plan Compensation	All Other Compensation(1)	Total
Eileen P. Drake	$721,538	$—	$1,091,999	$501,131	$1,222,312	$24,224	$3,561,204
Median Employee	94,995	3,600	—	—	—	4,204	102,799
Pay ratio							35	to 1

(1)
 For All Other Compensation for Ms. Drake, see the 2017 Summary Compensation Table on page 40. All Other Compensation for the median employee consists of Company matching contributions to the 401(k) savings plan.

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices.  As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2017 PENSION BENEFITS
The Company’s pension plans are frozen and no longer accruing benefits. Effective February 1, 2009 and July 31, 2009, future benefit accruals for all non-collective bargaining-unit employees, including the named executive officers and collective bargaining-unit employees respectively, were discontinued. Also, Effective November 30, 2014 and December 31, 2014, the Company discontinued benefit accruals for certain Rocketdyne bargaining unit employees. The remaining Rocketdyne bargaining unit employees benefit accruals were discontinued effective April 1, 2016. No employees lost their previously earned pension benefits.
Qualified Pension Plan
The Qualified Pension Plan is a tax-qualified defined benefit plan covering substantially all collective bargaining-unit and non-collective bargaining-unit employees hired before the freeze date. In general, normal retirement age is 65, with certain plan provisions allowing for earlier retirement. Before the freeze date, pension benefits were calculated under formulas based on compensation and length of service for salaried employees and under negotiated non-wage based formulas for bargaining-unit and hourly employees. Participants will receive the highest benefit calculated under any of the formulas for which they were eligible to participate through the freeze date.
2009 Pension BRP Plan
Total pension benefits for certain highly compensated employees were determined under a combination of the 2009 Pension BRP Plan, which is a non-qualified plan, and the Qualified Pension Plan. As set forth above, the Qualified Pension Plan provides pension benefits for employees, the amount of which is limited under Section 401(a)(17) or 415 of the Code (or any successor provisions). The 2009 Pension BRP Plan restored the pension plan benefits which executives and their beneficiaries would otherwise lose as a result of the limitations under Section 401(a)(17) or 415 of the Code (or any successor provisions). Eligibility to participate in the 2009 Pension BRP Plan was designated by the Organization & Compensation Committee.

The following table provides information regarding the actuarial present values of accumulated benefits under the Qualified Pension Plan and the 2009 Pension BRP Plan of the named executive officers who were eligible for pension benefits prior to the freeze date of the plans as of December 31, 2017. Ms. Drake, and Messrs. Tucker, Lundstrom, and Kampani are not participants in either of the pension plans as their employment with the Company commenced after the freeze date.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Fiscal 2017 ($)
John D. Schumacher(3)	Qualified Pension Plan	2.58	$158,823	$—
	2009 Pension BRP Plan	2.58	9,848	—

(1)
Credited service under the Qualified Pension Plan and the 2009 Pension BRP Plan is determined for all participants in accordance with such plans and is through February 1, 2009, the freeze date for these plans in which the Company discontinued future benefit accruals for all non-collective bargaining-unit employees, including the named executive officers. This number is being presented unrounded.

(2)
The amounts reported in this column were calculated based on the accrued benefit as of February 1, 2009, the date benefit accruals were frozen for non-collective bargaining-unit employees. Present values were calculated assuming no pre-retirement mortality or termination. The values under the Qualified Pension Plan and the 2009 Pension BRP Plan are the actuarial present values as of December 31, 2017 of the benefits earned as of the freeze date and payable at the earliest age eligible for unreduced benefits for the Qualified Pension Plan (the earlier of age 65, or age 62 with 10 years of service) and the current benefit election date on record for the 2009 Pension BRP Plan.

The discount rate assumption is 3.59% for the Qualified Pension Plan and 3.62% for the 2009 Pension BRP Plan. The mortality assumption of the two pension plans is RP 2014 with no collar projected back to 2006 with Scale MP-2014 then forward generationally using a customized Scale MP-2017. The assumptions reflected in this footnote are the same as the ones used for the Qualified Pension Plan and the 2009 Pension BRP Plan for financial reporting purposes with the exception of assumed retirement age and the absence of pre-retirement mortality and termination assumptions.

(3)
Mr. Schumacher’s pension benefits were earned from his previous employment with the Company beginning June 12, 2006 through the pension freeze date for non-collective bargaining-unit employees of February 1, 2009. He has not accrued any additional benefit for his current employment with the Company that began on April 29, 2013.

2017 NON-QUALIFIED DEFERRED COMPENSATION
Benefits Restoration Plan — 2009 401(k) BRP Plan
The 2009 401(k) BRP Plan is a non-qualified, unfunded savings plan designed to enable participants to defer their compensation on a pre-tax basis. Under the 2009 401(k) BRP Plan, a select group of employees approved by the Organization & Compensation Committee, elect to defer compensation earned in the current year such as salary and certain other incentive compensation that would otherwise be paid in the current year. Effective January 1, 2009, obligations with respect to benefits that were earned or vested under the prior 401(k) BRP Plan after December 31, 2004, and were related to the restoration of 401(k) benefits which such employees and their beneficiaries would otherwise have lost as a result of Code limitations upon accrual and/or payment of benefits from the Aerojet Rocketdyne Retirement Savings Plan, along with all associated earnings, were transferred to, and will be maintained under and paid from the 2009 401(k) BRP Plan. Accordingly, only benefits that are exempt from Section 409A of the Code will be maintained under and paid from the prior 401(k) BRP plan in accordance with the terms of the prior 401(k) BRP plan.
The Company matches contributions in an amount equal to 100% of the participant’s contribution up to the first 3% of the participant’s eligible compensation and 50% up to the next 3% of the participant’s eligible compensation if the participant has reached the 402(g) limit in the 401(k) savings plan. The maximum Company match is 4.5%. Participants indicate how they wish their deferred compensation and the Company matching contributions to be notionally invested among the same investment options available through the Aerojet Rocketdyne Retirement Savings Plan. Non-qualified benefits may be paid out of either the grantor trust (pre-funded) or the Company’s general assets.
The following table provides information for each of the named executive officers regarding aggregate officer and Company contributions and aggregate earnings for fiscal 2017 and fiscal year-end account balances under the 2009 401(k) BRP Plan.

Name	Executive Contributions in the Period ($)	Company Contributions in the Period ($)	Aggregate Earnings in the Period ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at the End of the Period ($)
Eileen P. Drake	$—	$—	$—	$—	$—
Mark A. Tucker	—	—	—	—	—
Paul R. Lundstrom	—	—	—	—	—
John D. Schumacher	—	—	9,831	—	72,705	(2)
Arjun L. Kampani	—	—	—	—	—

(1)	The amounts reported in this column reflect interest credited on account holdings and the change in value of other investment holdings during fiscal 2017.

(2)	Although Mr. Schumacher was not a named executive officer in 2016, the majority of this balance was reported in the 2015 Summary Compensation Table.
Employment Agreement and Indemnity Agreements
On March 13, 2018, the Company entered into an amended and restated employment agreement with Ms. Drake, which is described under the section entitled Employment Agreement and Plan Provisions - Eileen P. Drake Employment Agreement on page 37.
The Company has entered into indemnification agreements with each of its Directors and the named executive officers pursuant to which the Company is required to defend and indemnify such individuals if or when they are party or threatened to be made a party to any action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such individual is or was a Director and/or named executive officer of the Company or any of its subsidiaries.
Potential Payments upon Termination of Employment or Change in Control
Termination Benefits for Eileen P. Drake
According to the employment agreement entered into between the Company and Ms. Drake, in the event that the Company terminates Ms. Drake’s employment for Cause or Ms. Drake resigns other than for Good Reason (as such terms are defined in the agreement), the Company’s obligations will generally be limited to the Accrued Obligations as defined on page 37.
Descriptions of the payments and benefits provided on termination due to Death or Disability, without Cause, by Ms. Drake for Good Reason, and termination without Cause or by Ms. Drake for Good Reason in connection with a Change in Control, are provided under the section Employment Agreement and Plan Provisions - Eileen P. Drake Employment Agreement on page 37. Also see the section entitled Treatment of Equity Awards on page 48 for additional information regarding equity award vesting.
Termination Benefits for Other Named Executive Officers
The Company does not have a severance plan in place for the current named executive officers with the exception of Ms. Drake. The Company has a policy for a reduction in force, pursuant to which Messrs. Tucker, Lundstrom, Schumacher and Kampani, as well as all other employees of the Company are eligible to participate. The policy provides for employees to continue participating in health, welfare, and retirement benefit plans for a period of 60 days per the terms of the applicable plans and subject to all conditions thereof. Upon execution of a release, the named executive officer is eligible to receive separation pay of five weeks’ pay plus one additional week’s pay for each full or partial year of service, with the maximum amount of separation pay being 30 weeks’ pay. In addition, with an executed release, the named executive officer is eligible to continue participation in certain health and welfare benefits for a total period of 180 days from the date of reduction in force. Overlapping benefits under both the standard and enhanced benefits provisions will be inclusive in this six month period.
On November 1, 2017, the Board, upon recommendation of the Organization & Compensation Committee, adopted an executive change in control severance policy (the “CIC Policy”). The CIC Policy provides certain executive officers of the Company who have been designated in writing by the Board, including all of the named executive officers other than Ms. Drake, with compensation and benefits upon a termination of their employment by the Company without “cause” or by the executive for “good reason” (including due to an executive’s death or disability) within the 6-month period preceding a “change in control” through the 18-month period following a “change in control” (each as defined in the CIC Policy).
In the event of an applicable termination of employment, the executive shall be entitled to the following:

•	lump sum payment equal to executive’s annual base salary;

•
prorated portion of incentive compensation under the Company’s Short-Term Incentive Plan (“STIP”) to the “termination date” (as defined in the CIC Policy), and full STIP payment for the prior fiscal year;

•	lump sum payment equal to the target incentive compensation executive could have received under the STIP for the fiscal year in which the termination date occurs;

•	payment of COBRA benefit premiums until the earlier of the 12-month anniversary of the termination date or when eligible for health insurance coverage through another employer;

•	to the extent unvested, immediate full vesting of all of the executive’s equity awards; and

•	outplacement services for a period of 12 months starting no later than 90 days from date of termination with a maximum value of $15,000.
Receipt of compensation and benefits under the CIC Policy is contingent on the executive’s timely execution of a release in a form prescribed by the Company.
Treatment of Equity Awards
Equity awards made to employees, including the named executive officers, generally provide for the immediate accelerated vesting of the award, including stock options, performance-based stock options at maximum vesting, SARs, service-based restricted stock and performance-based restricted stock at maximum vesting (regardless of whether or not the performance target is ultimately met) upon a change in control of the Company regardless of whether a termination occurs.
Estimated Cost of Termination Benefits
The amounts of estimated incremental compensation and benefits payable to the named executive officers assuming a qualifying termination of employment as of December 31, 2017, are shown in the following table.

Name	Termination Scenario	Cash Severance(1)	Benefits Continuation	Outplacement Services	Total Severance
Eileen P. Drake	Not for Cause	$728,000	$14,422	$25,000	$767,422
	Death or Disability	728,000	5,046	25,000	758,046
	Change in Control	2,184,000	14,422	25,000	2,223,422
Mark A. Tucker	Change in Control	749,549	22,183	15,000	786,732
Paul R. Lundstrom	Change in Control	730,785	16,724	15,000	762,509
John D. Schumacher	Change in Control	545,292	—	15,000	560,292
Arjun L. Kampani	Change in Control	523,900	22,183	15,000	561,083

(1)
Cash Severance does not include the annual cash incentive award earned for fiscal 2017 as it is reported in the Non-Equity Incentive Plan Compensation column of the 2017 Summary Compensation Table on page 40.

Security Ownership of Certain Beneficial Owners
The following table presents beneficial owners of more than 5% of the 75,558,306 shares of the Common Stock outstanding as of March 12, 2018, based on reports of Schedule 13D and Schedule 13G filed with the SEC on or prior to March 12, 2018.

Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	11,060,207	(1)	14.6%
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	8,679,445	(2)	11.5%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	7,543,348	(3)	10.0%
NewSouth Capital Management, Inc. 999 S. Shady Grove Road Suite 501 Memphis, TN 38120	4,354,693	(4)	5.8%
Steel Partners Holdings L.P. 590 Madison Avenue 32nd Floor New York, NY 10022	4,180,997	(5)	5.5%

(1)
BlackRock, Inc. reported sole voting power with respect to 10,939,498 shares and sole dispositive power with respect to the 11,060,207 shares. The foregoing information is according to Amendment No. 8 to a Schedule 13G dated January 24, 2018 and filed with the SEC on February 8, 2018.

(2)
Includes shares beneficially owned by Mario J. Gabelli and various affiliated entities, including Gabelli Funds, LLC, GAMCO Asset Management Inc., Teton Advisors, Inc., Gabelli Securities, Inc., GGCP, Inc., GAMCO Investors, Inc. and Associated Capital Group, Inc. Gabelli Funds, LLC reported sole voting power and sole dispositive power with respect to 2,754,505 shares. GAMCO Asset Management Inc. reported sole voting power with respect to 4,358,091 shares and sole dispositive power with respect to 4,702,040 shares. Teton Advisors, Inc. reported sole voting power and sole dispositive power with respect to 1,208,900 shares. GGCP, Inc. reported sole voting power and sole dispositive power with respect to 14,000 shares. GAMCO Investors, Inc. and Associated Capital Group, Inc. each reported sole voting power and sole dispositive power with respect to 0 shares. All of the foregoing information is according to Amendment No. 53 to a Schedule 13D dated March 1, 2017 and filed with the SEC on March 7, 2017.

(3)
The Vanguard Group reported sole voting power with respect to 134,460 shares, shared voting power with respect to 8,314 shares, sole dispositive power with respect to 7,404,909 shares, and shared dispositive power with respect to 138,439. The foregoing information is according to a Schedule 13G dated January 10, 2018 and filed with the SEC on January 10, 2018.

(4)
NewSouth Capital Management, Inc. reported sole voting power with respect to 3,345,184 shares and sole dispositive power with respect to the 4,354,693 shares. The foregoing information is according to an Amendment No. 4 to a Schedule 13G dated February 12, 2018 and filed with the SEC on February 13, 2018.

(5)
Consists of shares owned directly by Steel Excel. SPH Group Holdings LLC (“SPHG Holdings”) owns 100% of the outstanding shares of common stock of Steel Excel. SPLP owns 99% of the membership interests of SPH Group LLC (“SPHG”). SPHG is the sole member of SPHG Holdings. Steel Partners Holdings GP Inc. (“Steel Partners GP”) is the general partner of SPLP, the managing member of SPHG and the manager of SPHG Holdings. By virtue of these relationships, each of SPLP, SPHG and Steel Holdings GP may be deemed to beneficially own the shares owned directly by Steel Excel. Each of the foregoing may be deemed to have shared voting and dispositive power with respect to such shares. All of the foregoing information is according to Amendment No. 24 to a Schedule 13D dated December 26, 2017 and filed with the SEC on December 26, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company’s Directors and certain officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. The SEC also requires such persons to furnish the Company with copies of the Forms 3, 4 and 5 they file. Based solely on our review of the copies of such forms that the Company has received, the Company believes that all of its Directors, executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2017, with the exception of 2 late Form 4 filings for Messrs. Lichtenstein and Turchin which were due to administrative oversights.

PROPOSAL 2
ADVISORY VOTE ON AEROJET ROCKETDYNE’S EXECUTIVE COMPENSATION PROGRAM

As we do each year, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, the Company is providing its stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.
As described in the Compensation Discussion and Analysis, the Company’s executive compensation program is designed to support our business goals and promote both short-term and long-term growth and directly link pay to performance. The compensation program for executive officers has historically consisted of the following principal elements: short-term compensation, including base salaries and annual cash incentive awards; long-term compensation equity incentive awards, including restricted stock, stock options and cash-settled SARs; and in-service and post-retirement/employment benefits.
We are asking stockholders to indicate their support for the compensation of the executive officers named in the “Summary Compensation Table” included in this Proxy Statement (referred to as the “named executive officers”). This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the named executive officers’ compensation. Accordingly, we will ask stockholders to vote “FOR” the following resolution at the Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2017 Summary Compensation Table and the other related tables and disclosure.”
The say-on-pay vote is advisory, and therefore not binding on the Company, the Organization & Compensation Committee or our Board. The Board and the Organization & Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Organization & Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote is necessary to approve this proposal. Broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against this proposal. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.
The Board unanimously recommends a vote FOR the advisory approval of Aerojet Rocketdyne’s executive compensation program.

PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has appointed PwC, an independent registered public accounting firm, to serve as the Company’s independent auditors for fiscal 2018. The Audit Committee is submitting Proposal 3 to stockholders for ratification as a corporate governance practice. Ultimately, the Audit Committee retains full discretion and will make all determinations with respect to the appointment of the independent auditors, whether or not the Company’s stockholders ratify the appointment.
Representatives of PwC are expected to be present at the Annual Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so and respond to appropriate questions.
The affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote is necessary to approve this proposal. Broker non-votes will have no effect on the proposal. Abstentions will have the same effect as a vote against this proposal. The persons named in the accompanying form of proxy intend to vote such proxies to ratify the appointment of PwC unless a contrary choice is indicated.
The Board unanimously recommends a vote FOR the ratification of the appointment of PwC as the Company’s independent auditors for fiscal 2018.
Audit Fees
Audit fees for professional services rendered by them for the audit of the Company’s annual financial statements including the integrated audit of internal control over financial reporting, the review of financial statements included in the Company’s quarterly reports on Form 10-Q, or services that are normally provided in connection with statutory audits were:

	Fiscal Year Ended
	2017	2016
	In Thousands
Audit fees	$3,206	$2,967
Audit-Related Fees
Audit-related fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and are not reported under “Audit Fees” above were:

	Fiscal Year Ended
	2017	2016
	In Thousands
Audit-related fees	$848	$466
Audit-related fees consisted primarily of assurance services associated with the implementation of the new revenue recognition rules and employee benefit plan audits.
Tax Fees
Tax fees billed for professional services rendered by them for tax compliance, tax advice and tax planning were:

	Fiscal Year Ended
	2017	2016
	In Thousands
Tax fees	$58	$80

All Other Fees
All other fees for products and services provided by them, other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” were:

	Fiscal Year Ended
	2017	2016
	In Thousands
All other fees	$4	$604
All other fees pertain to accounting research software and benchmarking services provided.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Auditors
Consistent with SEC policies regarding auditor independence, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditors.
Prior to engagement of the independent auditors for the next year’s audit, management will submit an aggregate listing of services expected to be rendered during the year for Audit, Audit-Related, Tax and Other Fees for approval. Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditors and management to report actual fees versus the budget periodically throughout the year by category of service. During the fiscal year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. None of the services described above was approved by the Audit Committee under the de minimus exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

PROPOSAL 4
APPROVAL OF THE COMPANY’S 2018 EQUITY AND PERFORMANCE INCENTIVE PLAN

On February 27, 2018, the Board, upon recommendation of its Organization & Compensation Committee, unanimously adopted a resolution declaring it advisable to approve the adoption of the Company’s 2018 Equity and Performance Incentive Plan (the “2018 Incentive Plan”), which contains 3,900,000 shares of Common Stock for issuance thereunder. The 2018 Incentive Plan permits the grant of cash-based awards, nonqualified stock options, incentive stock options, SARs, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. A copy of the 2018 Incentive Plan is attached hereto as Exhibit A. As of the date of this Proxy Statement, no options to purchase shares of Common Stock or other awards have been granted to any person under the 2018 Incentive Plan.
The Company believes that an adequate reserve of shares available for issuance under the 2018 Incentive Plan is necessary to enable the Company to attract, motivate, and retain key employees and Directors and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company. For this purpose, stockholders are being asked to approve the 2018 Incentive Plan and the authorization of 3,900,000 shares for issuance thereunder. If approved by stockholders at the Annual Meeting, the 2018 Incentive Plan will become effective on that date (the “Effective Date”). Upon approval, the 2018 Incentive Plan will supersede the Company’s Amended and Restated 2009 Equity and Incentive Plan (the “2009 Incentive Plan”) with respect to future awards and no further awards will be granted pursuant to the 2009 Incentive Plan.
As part of the Board’s decision to approve the 2018 Incentive Plan, including the total number of shares authorized for issuance thereunder, the Board analyzed the Company’s historical burn rate, anticipated future equity award needs and the dilutive impact of the 2018 Incentive Plan’s share reserve. In particular, the Board considered:

•
Shares Remaining Available under the 2009 Incentive Plan: As of March 12, 2018, 2,482,355 shares remained available for issuance under the 2009 Incentive Plan. If our stockholders approve the 2018 Incentive Plan, those 2,482,355 shares plus (i) shares attributable to awards forfeited after March 12, 2018 and prior to the Effective Date, and less (ii) shares attributable to new awards granted under the 2009 Incentive Plan after March 12, 2018 and prior to the Effective Date will be added to the shares available for issuance under the 2018 Incentive Plan and no new awards will be made under the 2009 Incentive Plan.

•
Outstanding Awards under the 2009 Incentive Plan: If our stockholders approve the 2018 Incentive Plan, awards previously granted and outstanding under the 2009 Incentive Plan will remain in full force and effect under the 2009 Incentive Plan according to their terms, and to the extent that, on or after the Effective Date, shares subject to such outstanding awards cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares) will become available for future awards under the 2018 Incentive Plan. As of March 12, 2018, the shares to be issued upon the exercise or settlement of outstanding awards under our existing equity compensation plans were as follows:

▪	389,244 shares underlying outstanding options, with a weighted average exercise price of $18.44 and a weighted average remaining contractual term of 4.6 years; and

▪	1,748,788 outstanding full value awards (consisting of 1,382,406 shares subject to performance-based restricted stock and 366,382 shares subject to restricted stock).
In addition, there are 1,267,625 outstanding SARs, with a weighted average base price of $18.61 and a weighted average remaining contractual term of 5.6 years, which will be settled in cash.

•
Historical Burn Rate: Our equity plan share usage over 2015, 2016 and 2017 represented a three-year average burn rate of 1.58% of our weighted average common shares outstanding for each such year. SARs, all of which are settled in cash, are not included in the calculation of the average burn rate. The table below summarizes the number of stock option and full value awards granted and the burn rate for each of the last three fiscal years to calculate the three-year weighted average burn rate of 1.58%.

Fiscal Year	Stock Options Granted	Restricted Stock Granted	Total Granted	Weighted Average Common Shares Outstanding	Burn Rate Per Year
2017	—	595,950	595,950	73,014,331	0.82%
2016	200,000	1,180,986	1,380,986	65,645,357	2.10%
2015	286,309	829,010	1,115,319	61,064,617	1.83%

•
Dilution: Dilution is commonly measured by “overhang,” which generally refers to the amount of potential dilution to current stockholders that could result from the future issuance of the shares reserved under an equity compensation plan. Overhang is typically expressed as a percentage (equal to a fraction where the numerator is the sum of the number of shares reserved but not issued under equity compensation plans plus the number of shares subject to outstanding awards and the denominator is the sum of the numerator plus the total number of shares outstanding). Outstanding SARs, all of which would be settled in cash, are not included in the calculation of overhang. If the 2018 Incentive Plan is approved, our voting power dilution will be approximately 7.99% as of March 12, 2018.

A copy of the 2018 Incentive Plan is attached to this Proxy Statement as Exhibit A, and a summary of the 2018 Incentive Plan is set forth below. The summary is qualified in its entirety by reference to the 2018 Incentive Plan.
The Company intends to register the 3,900,000 shares available for issuance under the 2018 Incentive Plan on a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, as soon as is practicable after receiving stockholder approval.

Summary of the 2018 Incentive Plan
Purpose of the 2018 Incentive Plan. The 2018 Incentive Plan is intended as an incentive to attract, motivate, and retain employees and Directors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for stockholders.
Administration of the 2018 Incentive Plan. The 2018 Incentive Plan is to be administered by the Organization & Compensation Committee consisting of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3. In the event that for any reason the Organization & Compensation Committee is unable to act or if the Organization & Compensation Committee at the time of any grant, award or other acquisition under the 2018 Incentive Plan does not consist of two or more “non-employee directors,” or if there is no such committee, then the 2018 Incentive Plan will be administered by the Board, except to the extent such Board action would have adverse consequences under Section 16(b) of the Securities Exchange Act.
Subject to the other provisions of the 2018 Incentive Plan, the Organization & Compensation Committee will have the authority, in its discretion: (i) to grant cash-based awards, non-qualified stock options, incentive stock options, SARs, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards, all of which are referred to collectively as “Awards”; (ii) to determine the terms and conditions of each Award granted (which need not be identical); (iii) to interpret the Incentive Plan and all Awards granted thereunder; and (iv) to make all other determinations necessary or advisable for the administration of the 2018 Incentive Plan.
Eligibility. The persons eligible for participation in the 2018 Incentive Plan as recipients of Awards include employees and non-employee Directors to the Company or any subsidiary or affiliate of the Company. Approximately 5,200 employees and 6 non-employee Directors are currently eligible to participate in the 2018 Incentive Plan. Amongst those eligible to participate, approximately 100 employees and 6 non-employee Directors received awards under the 2009 Incentive Plan in fiscal 2017. In selecting participants, and determining the number of shares of Common Stock covered by each Award, the Organization & Compensation Committee may consider any factors that it deems relevant.
Shares Subject to the 2018 Incentive Plan. Subject to the conditions outlined below, the total number of shares of Common Stock which may be issued pursuant to Awards granted under the 2018 Incentive Plan may not exceed 3,900,000 shares of Common Stock plus any shares subject to outstanding awards under the 2009 Incentive Plan as of the Effective Date that, on or after the Effective Date, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable shares of Common Stock). All of the shares available for issuance under the 2018 Incentive Plan may be incentive stock options. The 2018 Incentive Plan provides for the following annual limits on the size of Awards for any particular participant. For employees, individual annual limits are set forth for options, incentive stock options, SARs, restricted stock or RSUs, performance units or performance shares, cash based awards, and other stock-based awards. For non-employee Directors, the maximum aggregate dollar value of equity-based awards (based on the grant date fair value of such awards) and cash compensation granted under the 2018 Incentive Plan or otherwise during any one year to any one non-employee Director may not exceed $400,000, provided that for any non-employee Director who is designated Chairman or Lead Director of the Board, the maximum aggregate dollar value of equity-based and cash compensation granted to any such non-employee Director in any one year may be up to 200% of the foregoing limit.
In the event of certain corporate events or transactions (including, but not limited to, the sale of all, or substantially all, of the assets of the Company or a change in the shares of the Company or the capitalization of the Company), the Organization & Compensation Committee, in its sole discretion, in order to prevent dilution or enlargement of a participant’s rights under the 2018 Incentive Plan, shall substitute or adjust, as applicable, the number and kind of shares of Common Stock that may be issued under the 2018 Incentive Plan or under particular forms of Awards, the number and kind of shares of Common Stock subject to outstanding Awards, the option price or grant price applicable to outstanding Awards, the annual Award limits, and other value determinations applicable to outstanding Awards.
Options. An option granted under the 2018 Incentive Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option. Upon the grant of an option to purchase shares of Common Stock, the Organization & Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of Common Stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Organization & Compensation Committee shall determine which are not inconsistent with the terms of the 2018 Incentive Plan. The purchase price of each share of Common Stock purchasable under an option will be determined by the Organization & Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of Common Stock on the date the option is granted, provided, however, that an option granted outside the United States to a person who is a non-U.S. taxpayer may be granted with an option price less than the fair market value of the underlying shares on the date of grant if necessary to utilize a locally available tax advantage. No option shall be exercisable later than the seventh anniversary date of its grant, provided, that for options granted to participants outside the United States who are non-U.S. taxpayers, the Organization & Compensation Committee has the authority to grant options that have a term greater than seven years.
SARs. SARs, which may be issued in tandem with options or be freestanding, will be exercisable at such time or times and subject to such terms and conditions as determined by the Organization & Compensation Committee. The term of SARs granted under the 2018 Incentive Plan shall be determined by the Organization & Compensation Committee, in its sole discretion, and except as determined otherwise by the Organization & Compensation Committee, no SAR shall be exercisable later than the seventh anniversary date of its grant, provided, however, that for SARs granted to participants who are non-U.S. taxpayers, the Organization & Compensation Committee has the authority to grant SARs that have a term greater than seven years.
Restricted Stock and Restricted Stock Units. Shares of restricted stock and/or restricted stock units may be granted under the 2018 Incentive Plan aside from, or in association with, any other Award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the 2018 Incentive Plan, as the Organization & Compensation Committee deems desirable. Unless otherwise determined by the Organization & Compensation Committee and set forth in an award agreement, to the extent permitted or required by law, as determined by the Organization & Compensation Committee, participants holding shares of restricted stock granted under the 2018 Incentive Plan may be granted the right to exercise full voting rights with respect to the underlying shares during the period of restriction. Participants will not have voting rights with respect to restricted stock units granted under the 2018 Incentive Plan. The Organization & Compensation Committee will determine whether dividends or dividend equivalents will be provided in respect of restricted stock or restricted stock units but in no event will dividends or dividend equivalents be paid currently with respect to unvested awards.
Performance Units/Performance Shares. Subject to the terms and provisions of the 2018 Incentive Plan, the Organization & Compensation Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Organization & Compensation Committee shall determine. Each performance unit shall have an initial value that is established by the Organization & Compensation Committee at the time of grant. Each performance share shall have an initial value equal to the fair market value of a share of Common Stock on the date of grant. The Organization & Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units/performance shares that will be paid out to the participant. In no event will dividends or dividend equivalents be paid currently with respect to unvested performance units or performance shares.
Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the 2018 Incentive Plan, the Organization & Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the 2018 Incentive Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions, as the Organization & Compensation Committee shall determine. Such Awards may involve the transfer of actual shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. Each cash-based award shall specify a payment amount or payment range as determined by the Organization & Compensation Committee. Each other stock-based award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Organization & Compensation Committee.
Restrictions on Transferability. The Awards granted under the 2018 Incentive Plan are not transferable and may be exercised solely by a participant or his or her authorized representative during his or her lifetime or after his or her death by the person or persons entitled thereto under his or her will or the laws of descent and distribution or his or her designation of beneficiary or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions set forth in the 2018 Incentive Plan will be void and ineffective and will give no right to the purported transferee.
Change in Control. The Organization & Compensation Committee may provide for the acceleration of the vesting and exercisability of outstanding options and Freestanding SARs, vesting of restricted stock, restricted stock units, performance shares, performance units, cash-based awards, other stock awards, and earlier exercise of Freestanding SARs, in the event of a Change in Control of the Company.
Clawback. In order to satisfy the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, awards granted to executive officers may be subject to forfeiture in certain circumstances, including if the Company is required to restate prior period financial statements and any excess incentive-based compensation that was paid out based on erroneous financial information.
Termination of the 2018 Incentive Plan. Unless sooner terminated as provided therein, the 2018 Incentive Plan shall terminate ten years from the date the 2018 Incentive Plan is approved by stockholders, provided that incentive stock options may not be granted under the 2018 Incentive Plan after February 27, 2028. The termination of the 2018 Incentive Plan shall not adversely affect any Awards granted prior to the 2018 Incentive Plan termination.
Amendments to the 2018 Incentive Plan. The Organization & Compensation Committee may at any time alter, amend, modify, suspend, or terminate the 2018 Incentive Plan and any evidence of Award in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders, options issued under the 2018 Incentive Plan to any individual will not be repriced, replaced, or regranted through cancellation, and no amendment of the 2018 Incentive Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; and except where required by tax law, without the prior written consent of the participant, no modification shall adversely affect an Award under the 2018 Incentive Plan. The Organization & Compensation Committee cannot issue any Awards while the 2018 Incentive Plan is suspended.

Federal Income Tax Consequences
Incentive Options. Options that are granted under the 2018 Incentive Plan and that are intended to qualify as incentive stock options must comply with the requirements of Section 422 of the Code. An option holder is not taxed upon the grant or exercise of an incentive stock option; however, the difference between the fair market value of the shares of Common Stock on the exercise date and the exercise price will be an item of adjustment for purposes of the alternative minimum tax. If an option holder holds shares of Common Stock acquired upon the exercise of an incentive stock option for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as a long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received on disposition and the option holder’s basis in the shares (which generally would equal the exercise price). If the option holder disposes of shares of Common Stock acquired pursuant to exercise of an incentive stock option before satisfying the one-and-two year holding periods described above, the option holder, who under the 2018 Incentive Plan must notify the Company of the disposition, may recognize both ordinary income and a capital gain in the year of disposition. The amount of ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be a long-term capital gain if the shares had been held for at least one year following exercise of the incentive stock option.
The Company is not entitled to an income tax deduction on the grant or the exercise of an incentive stock option or on the option holder’s disposition of the shares of Common Stock after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.
Non-qualified Options. In the case of a non-qualified stock option, an option holder is not taxed on the grant of such option. Upon exercise, however, the participant recognizes ordinary income equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of the exercise. The Company is generally entitled to an income tax deduction in the year of exercise in the amount of ordinary income recognized by the option holder. Any gain on subsequent disposition of the shares of Common Stock is a long-term capital gain if the shares are held for at least one year following the exercise. The Company does not receive an income tax deduction for this gain.
SARs. No taxable income will be recognized by an option holder upon receipt of a SAR and the Company will not be entitled to a tax deduction upon the grant of such right.
Upon the exercise of a SAR, the holder will include in taxable income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the SAR and the Company will generally be entitled to a corresponding tax deduction.
Other Awards. A recipient of restricted stock, restricted stock units, performance shares and performance units will not have taxable income upon grant, but will have ordinary income at the time of vesting. The amount of income will equal the fair market value on the vesting date of the shares and/or cash received minus the amount, if any, paid by the recipient. A recipient of restricted stock may instead, however, elect to be taxed on the fair market value at the time of grant. The Company will generally be entitled to an income tax deduction for the taxable year for which the recipient includes the amount in income.
The 2018 Incentive Plan is designed so that all awards are either exempt from Section 409A of the Code or will satisfy Section 409A of the Code.
The foregoing general tax discussion is intended for the information of stockholders considering how to vote with respect to this proposal and not as tax guidance to participants in the 2018 Incentive Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2018 Incentive Plan.

New Plan Benefits
Awards under the 2018 Incentive Plan will be granted at the discretion of the Organization & Compensation Committee and, accordingly, are not yet determinable. In addition, benefits under the 2018 Incentive Plan will depend on a number of factors, including the fair market value of the Company’s Common Stock on future dates, and actual Company performance against performance goals established with respect to performance awards, among other things.

Consequently, it is not possible to determine the exact benefits or number of shares subject to Awards that may be granted in the future to persons eligible for participation in the 2018 Incentive Plan.
As of March 12, 2018, the fair market value of a share of the Company’s Common Stock was $28.22.

Vote Required and Board Recommendation
The affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy and entitled to vote is necessary to approve this proposal. Broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote. Abstentions will have the same effect as a vote against this proposal.

The Board unanimously recommends a vote FOR approval of the Company’s 2018 Equity and Performance Incentive Plan.

Other Business
As of the time this Proxy Statement was printed, the Company was unaware of any proposals to be presented for consideration at the Annual Meeting other than those set forth herein, but, if other matters do properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.
Submission of Stockholder Proposals
Stockholders who intend to have their proposals considered for inclusion in the Company’s proxy materials related to the 2019 annual meeting of stockholders must submit their proposals to the Company by November 29, 2018. Stockholders who intend to present a proposal at the 2019 annual meeting of stockholders without inclusion of that proposal in the Company’s proxy materials are required to provide notice of their proposal to the Company no later than the close of business on February 7, 2019 nor earlier than the close of business on January 8, 2019. The Company’s Proxy Statement for the 2019 annual meeting of stockholders will grant authority to the persons named in the proxy card to exercise their voting discretion with respect to any proposal of which the Company does not receive notice by February 7, 2019. All proposals for inclusion in the Company’s proxy materials and notices of proposals should be sent to Chairman of the Corporate Governance & Nominating Committee, c/o Secretary, Aerojet Rocketdyne Holdings, Inc., 222 N. Sepulveda Blvd., Suite 500, El Segundo, California 90245.
It is important that proxies be voted promptly; therefore, stockholders who do not expect to attend in person are urged to vote by either (a) using the toll-free telephone number shown on your proxy card, (b) casting your vote electronically at the website listed on your proxy card, or (c) if you have requested a full set of proxy materials to be sent to you, completing, signing, dating and promptly returning the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Arjun L. Kampani
ARJUN L. KAMPANI
Vice President,
General Counsel and Secretary
March 29, 2018

EXHIBIT A
Aerojet Rocketdyne Holdings, Inc.
2018 Equity and Performance Incentive Plan
ARTICLE 1.
Establishment, Purpose, and Duration

1.1    Establishment. Aerojet Rocketdyne Holdings, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the 2018 Equity and Performance Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.
The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards.
The Plan shall become effective upon stockholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof. Upon stockholder approval of this Plan, the Plan will supersede the Aerojet Rocketdyne Holdings, Inc. Amended and Restated 2009 Equity and Performance Incentive Plan (the “Prior Plan”) with respect to future awards and no further awards will be granted under the Prior Plan.
1.2    Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company and its stockholders by strengthening the Company’s ability to attract, motivate, and retain Employees and Directors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for stockholders.
1.3    Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board’s approval of the Plan. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

ARTICLE 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
2.1    “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the General Rules and Regulations of the Exchange Act.
2.2    “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.
2.3    “Award” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards, in each case subject to the terms of this Plan. In the event of any inconsistency between the Plan and any Award, the terms of the Plan shall govern. In the event of any inconsistency between an employment agreement and an Award the terms of the employment agreement shall govern.
2.4    “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the General Rules and Regulations under the Exchange Act.
2.5    “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6    “Cash-Based Award” means an Award granted to a Participant as described in Article 10.
2.7    “Change in Control” means a Change in Control as defined in Article 15.
2.8    “Code” means the Internal Revenue Code of 1986, as amended from time to time.
2.9    “Committee” means the Organization and Compensation Committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. The Committee shall consist of two or more directors who are Nonemployee Directors and “Outside Directors” (as such term is defined in Section 162(m) of the Code).
2.10    “Company” means Aerojet Rocketdyne Holdings, Inc., a Delaware corporation, and any successor thereto as provided in Article 18 herein.
2.11    “Director” means a member of the Board of Directors of the Company and/or any of its Affiliates and/or Subsidiaries.
2.12    “Effective Date” has the meaning set forth in Section 1.1.
2.13    “Employee” means any employee of the Company, its Affiliates and/or Subsidiaries. For purposes of Incentive Stock Options, the individual must be an employee under Code Section 3401 and the Regulations thereunder.
2.14    “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.15    “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.
2.16    “Fair Market Value” or “FMV” means the last sales price reported for the Shares on the applicable date as reported on the principal national securities exchange in the United States on which it is then traded or The NASDAQ Stock Market (if the Shares are so listed), or, if such date is not a trading day, the last prior day on which the Shares were so traded; or if not so listed, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. If, however, the required accounting standards used to account for equity Awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan such that fair value accounting for such Awards becomes required, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances, but in a manner consistent with the Section 409A Rules.
2.17    “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Shares.
2.18    “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.
2.19    “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.
2.20    “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code or any successor provision.
2.21    “Insider” shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.
2.22    “Nonemployee Director” has the same meaning set forth in Rule 16b-3 promulgated under the Exchange Act, or any successor definition adopted by the United States Securities and Exchange Commission.
2.23    “Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.

2.24    “Option” means the right to purchase Shares granted to a Participant in accordance with Article 6. Options granted under this Plan may be Nonqualified Stock Options, Incentive Stock Option or a combination thereof.
2.25    “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.26    “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.
2.27    “Participant” means any eligible person as set forth in Article 5 to whom an Award is granted.
2.28    “Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.
2.29    “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.
2.30    “Performance Share” means an Award granted to a Participant, as described in Article 9.
2.31    “Performance Unit” means an Award granted to a Participant, as described in Article 9.
2.32    “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.
2.33    “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
2.34    “Plan” means the Aerojet Rocketdyne Holdings, Inc. 2018 Equity and Performance Incentive Plan.
2.35    “Plan Year” means the Company’s fiscal year.
2.36    “Restricted Stock” means Shares granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.
2.37    “Restricted Stock Unit” means a unit granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.
2.38    “Section 409A Rules” means the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder.
2.39    “Share” means a share of common stock of the Company, $.10 par value per share.
2.40    “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR and granted pursuant to the terms of Article 7 herein.
2.41    “Subsidiary” means a corporation, company or other entity (i) more than 50 percent (50%) of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent (50%) of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent (50%) of the total combined voting power represented by all classes of stock issued by such corporation.
2.42    “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by an entity acquired by the Company or with which the Company or any Subsidiary or Affiliate thereof combine.
2.43    “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing Corporation ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment”

shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of the Section 409A Rules, “Termination of Employment” shall mean a “separation from service” as defined under the Section 409A Rules.

ARTICLE 3.
Administration

3.1    General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons, and shall be given the maximum deference permissible by law.
3.2    Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Evidence of Award or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Evidence of Award, correcting any defects, supplying any omissions or reconciling any inconsistencies in the Plan or any Award, in the manner and to the extent it shall deem feasible to carry out the purposes of the Plan and, subject to Article 16, adopting modifications and amendments to the Plan or any Evidence of Award, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate. In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, Award or other acquisition under the Plan does not consist of two or more Nonemployee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee except to the extent that the grant or exercise of such authority would cause any Award or transaction to become subject to (or lose an exemption under) the short swing profit recovery rules of Section 16 of the Exchange Act, shall be deemed to be references to the Board.
3.3    Delegation of Authority. To the extent not prohibited by law, the Committee may delegate its authority hereunder to one or more of its members or other persons, except that no such delegation shall be permitted with respect to Awards to Participants who are subject to Section 16 of the Act. Any person to whom the Committee delegates its authority pursuant to this Section 3(d) may receive Awards only if such Awards are granted directly by the Administrator without delegation. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3, in which case the subcommittee shall be subject to and have the authority under the charter applicable to the Committee and the acts of the subcommittee shall be deemed to be the acts of the Committee hereunder.

ARTICLE 4.
Shares Subject to the Plan and Maximum Awards

4.1    Number of Shares Available for Awards.
(a)Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be (i) three million nine hundred thousand (3,900,000) Shares (including 2,482,355 Shares available under the Prior Plan as of March 12, 2018) plus (A) Shares attributable to awards under the Prior Plan forfeited after March 12, 2018 and prior to the Effective Date, less (B)

Shares attributable to new awards granted under the Prior Plan after March 12, 2018, and prior to the Effective date; plus (ii) any Shares subject to outstanding awards under the Prior Plan as of the Effective Date that, on or after the Effective Date, cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares). All of the Shares available for issuance under this Plan may be Incentive Stock Options.
(b)Of the Shares reserved for issuance under Section 4.1(a) of the Plan, all of the reserved Shares may be issued pursuant to Full Value Awards.
(c)For purposes of this Section, to the extent any SAR is settled, in whole or in part, in cash, the number of shares available for issuance under this Section shall not be reduced.
4.2    Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and any Shares so tendered shall again be available for issuance under the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares, treasury Shares or a combination thereof. Substitute Awards shall not alter the Shares available for issuance under the Plan.
4.3    Annual Award Limits. Subject to the terms of Section 4.1 hereof, the following limits (each an “Annual Award Limit,” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:
(a)Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be two hundred thousand (200,000).
(b)Incentive Stock Options: The maximum aggregate number of Shares subject to Incentive Stock Options granted under the Plan to any one Participant shall be two hundred thousand (200,000).
(c)SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant, whether settled in cash or stock, shall be two hundred thousand (200,000).
(d)Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be two hundred thousand (200,000).
(e)Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that any one Participant may receive in any one Plan Year shall be two hundred thousand (200,000) Shares, or equal to the value of two hundred thousand (200,000) Shares determined as of the date of vesting or payout, as applicable.
(f)Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the value of one hundred thousand dollars ($100,000) determined as of the date of vesting or payout, as applicable.
(g)Other Stock-Based Awards. The maximum aggregate grant with respect to other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one hundred thousand (100,000) Shares.
(h)Nonemployee Directors: The maximum aggregate dollar value of equity-based Awards (based on the grant date fair value of such Awards) and cash compensation granted under this Plan or otherwise during any Plan Year to any one Nonemployee Director shall not exceed $400,000; provided, however, that for any Nonemployee Director who is designated as Chairman of the Board of Directors or Lead Director, the maximum aggregate dollar value of equity-based and cash compensation granted to the Nonemployee Director may be up to two hundred percent (200%) of the foregoing limit.

4.4    Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.
The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
Subject to the provisions of Article 16, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Section 422 of the Code and the Section 409A Rules, where applicable.

ARTICLE 5.
Eligibility and Participation

5.1    Eligibility. Individuals eligible to participate in this Plan include all Employees and Nonemployee Directors.
5.2    Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential.

ARTICLE 6.
Options

6.1    Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.
6.2    Evidence of Award. Each Option grant shall be evidenced by an Evidence of Award that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.
6.3    Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Evidence of Award. The Option Price may not be less than 100% of the Fair

Market Value of the Shares on the date of grant; provided, however, that an Option granted outside the United States to a person who is a non-U.S. taxpayer may be granted with an Option Price less than the Fair Market Value of the underlying Shares on the date of grant if necessary to utilize a locally available tax advantage.
6.4    Duration of Options. Except as otherwise provided in Section 422 of the Code, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and specify in the Evidence of Award; provided, however, that no Option shall be exercisable later than the seventh (7th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States who are non-U.S. taxpayers, the Committee has the authority to grant Options that have a term greater than seven (7) years.
6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and specify in the Evidence of Award, which terms and restrictions need not be the same for each grant or for each Participant. The Committee may provide in the Evidence of Award for the acceleration of the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion, in the event of a Change in Control. If the exercise period for an Option, other than its original terms, would expire when the Participant’s exercise would violate federal, state, local or foreign law, the Committee shall extend the exercise period until 30 days after the first date the exercise would no longer violate applicable law.
6.6    Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, (i) a cashless (broker-assisted) exercise, or (ii) a reduction in the number of Shares that would otherwise be issued by such number of Shares having in the aggregate a Fair Market Value at the time of exercise equal to the portion of the Option Price being so paid.
Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
6.7    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable and specify in the Evidence of Award, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
6.8    Termination of Employment. Each Participant’s Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the Option following Termination of the Participant’s Employment with the Company, its Affiliates and Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.
6.9    Transferability of Options. Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, or by designation of beneficiary or as otherwise required by law including qualified domestic relations order; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all Options granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or his or her authorized representative. With respect to those Options, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.
6.10     Incentive Stock Option Limits. Incentive Stock Options may be granted only to Participants who are employees of the Company, or of any subsidiary corporation (within the meaning of Section 424 of the Code) of the Company, on the grant date. Any person who is not an Employee of an Incentive Stock Option qualifying corporation on the grant date of an Option to such person shall receive a Nonqualified Stock Option. The aggregate Fair Market Value (determined as of the grant date of the Incentive Stock Option) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company (or of any parent or subsidiary corporation (within the meaning of Section 424 of the Code) of the Company)) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code and/or applicable regulations; provided that if such limitation is exceeded, any Options or Shares in excess of such limitation shall be deemed to be Nonqualified Stock Options. If an Option is treated as an Incentive Stock Option in part and a Nonqualified Stock Option in part by reason of the limitation set forth in this subsection, the Participant may designate which portion of such Option the Participant is exercising. In the absence of any such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, Shares issued pursuant to such Option shall be separately identified. Incentive Stock Options shall contain such other provisions as the Committee shall deem advisable but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify as incentive stock options under Section 422 of the Code. To the extent that Incentive Stock Options are not exercised within the time required under the Code after the Participant’s termination of employment with the Company and its Affiliates, the Incentive Stock Options will automatically convert to Nonqualified Stock Options. The Participant may thereafter exercise the Nonqualified Stock Options for the period provided in the Award or the Plan.
6.11     Dividends. In no event will dividends or dividend equivalents be paid currently with respect to Options.

ARTICLE 7.
Stock Appreciation Rights

7.1    Grant of SARs. Subject to the terms and conditions of the Plan, SARs, including Freestanding SARs, may be granted to Participants at any time and from time to time as shall be determined by the Committee.
Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Evidence of Award. The Grant Price may include (but not be limited to) a Grant Price based on one hundred percent (100%) of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion to the extent consistent with the Section 409A Rules.
7.2    SAR Agreement. Each SAR Award shall be evidenced by an Evidence of Award that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
7.3    Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Evidence of Award, no SAR shall be exercisable later than the seventh (7th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants who are non-U.S. taxpayers, the Committee has the authority to grant SARs that have a term greater than seven (7) years.
7.4    Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes and specifies in the Evidence of Award. The Committee may provide in the Evidence of Award (or immediately prior to a Change in Control) for the acceleration of the vesting and exercisability of outstanding Freestanding SARS, in whole or in part, in the event of a Change in Control.
7.5    Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by
(b)The number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Evidence of Award pertaining to the grant of the SAR.
7.6    Termination of Employment. Each Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the SAR following the Participant’s Termination of Employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
7.7    Nontransferability of SARs. Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or by designation of beneficiary or as otherwise required by law. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or an authorized representative. With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.
7.8    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.
7.9    Dividends. In no event will dividends or dividend equivalents be paid currently with respect to SARs.

ARTICLE 8.
Restricted Stock and Restricted Stock Units

8.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall represent the right of a Participant to receive payment upon the lapse of the Period of Restriction.
8.2    Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Evidence of Award that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3    Transferability. Except as provided in this Plan or an Evidence of Award, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Evidence of Award (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Evidence of Award or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Evidence of Award or at any time by the Committee.
8.4    Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.
The Committee may provide in the Evidence of Award (or immediately prior to a Change in Control) for immediate vesting of Restricted Stock or Restricted Stock Units, in whole or in part, in the event of a Change in Control.
In the event that the vesting date occurs on a date which is not a trading day on the principal securities exchange on which the Shares are then traded, the Fair Market Value on the last prior trading date will be utilized for cost basis.
To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.
8.5    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend as determined by the Committee in its sole discretion.
8.6    Voting and Dividend Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Evidence of Award, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. In no event will dividends or dividend equivalents be paid currently with respect to unvested Awards of Restricted Stock or Restricted Stock Units.
8.7    Termination of Employment. To the extent consistent with the Section 409A Rules, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following the Participant’s Termination of Employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

ARTICLE 9.
Performance Units/Performance Shares

9.1    Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.
9.2    Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion as described in Section 11.4 which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.
The Committee may provide in the Evidence of Award (or immediately prior to a Change in Control) for the immediate vesting of Performance Shares or Performance Units, in whole or in part, in the event of a Change in Control.
9.3    Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
9.4    Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Evidence of Award. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Evidence of Award pertaining to the grant of the Award.
9.5    Dividends. In no event will dividends or dividend equivalents be paid currently with respect to unvested Performance Units or Performance Shares.
9.6    Termination of Employment. To the extent consistent with the Section 409A Rules, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following the Participant’s Termination of Employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
9.7    Nontransferability. Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or designation of beneficiary or as otherwise required by law. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant or his or her authorized representative.

ARTICLE 10.
Cash-Based Awards and Other Stock-Based Awards

10.1    Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
10.2    Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
The Committee may provide in the Evidence of Award (or immediately prior to a Change in Control) for the immediate vesting of Cash-Based Awards or Other Stock-Based Awards, in whole or in part, in the event of a Change in Control.
10.3    Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.
10.4    Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or a combination thereof, as the Committee determines.
10.5    Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards following the Participant’s Termination of Employment with the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
10.6    Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or designation of beneficiary. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant or his or her authorized representative. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.
10.7    Dividends. In no event will dividends or dividend equivalents be paid currently with respect to Other Stock-Based Awards.

ARTICLE 11.
Performance Measures

11.1    Performance Measures. The Committee may specify the performance goals applicable to an Award, which may include any one or more of the following Performance Measures:
(a)Net earnings or net income (before or after taxes and interest/investments);
(b)Earnings per share;
(c)Earnings per share growth;
(d)Net sales growth;
(e)Net earnings or net income growth (before or after taxes and interest/investment);
(f)Net operating profit;
(g)Return measures (including return on assets, capital, equity, or sales);
(h)Cash flow (including operating cash flow, free cash flow, and cash flow return on capital);
(i)Earnings before or after taxes, interest, depreciation, amortization, and/or retirement benefit expense;

(j)Gross or operating margins or growth thereof;
(k)Productivity ratios;
(l)Share price (including growth measures and total stockholder return);
(m)Expense targets;
(n)Operating efficiency;
(o)Customer satisfaction;
(p)Revenue or Revenue growth;
(q)Operating profit growth;
(r)Working capital targets;
(s)Economic value added;
(t)Real estate management objectives;
(u)Sale or disposition of assets;
(v)Acquisition of key assets; and
(w)Any other measure or metric the Committee deems appropriate.
Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (l) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.
11.2    Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures and (g) foreign exchange gains and losses.

ARTICLE 12.
Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 13.
Deferrals

To the extent permitted by the Section 409A Rules, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards or Other Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, consistent with the Section 409A Rules.

ARTICLE 14.
Rights of Participants

14.1    Employment. Nothing in the Plan or an Evidence of Award shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service for any specified period of time.
Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.
14.2    Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
14.3    Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 15.
Change in Control

15.1    Change in Control. For purposes of this Plan, a “Change in Control” shall mean the occurrence during the term of any of the following events:
(a)All or substantially all (meaning having a total gross fair market value at least equal to 50.1% of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions) of the assets of the Company are acquired by a Person (during a twelve month period ending on the date of the most recent acquisition by such Person); or
(b)The Company is merged, consolidated, or reorganized into or with another corporation or entity during a twelve-month period with the result that upon the conclusion of the transaction less than 50.1% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the surviving, resulting or acquiring corporation are beneficially owned (as that term is defined in Rule 13-d 3 under the Exchange Act) by the stockholders of the Company immediately prior to the completion of the transaction.

ARTICLE 16.
Amendment, Modification, Suspension, and Termination

16.1    Amendment, Modification, Suspension, and Termination. Subject to Section 16.3 and 16.4, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Evidence of Award in whole or in part; provided, however, that (a) without the prior approval of the Company’s stockholders, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation; and (b) no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.
16.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments, consistent with Section 162(m) of the Code and the Section 409A Rules, in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
16.3    Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Evidence of Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award except as required under Section 16.4 or otherwise under the tax laws.
16.4    Compliance with the Section 409A Rules. It is the intention of the Board that the Plan comply strictly with the Section 409A Rules and the Committee shall exercise its discretion in granting Awards hereunder (and the terms of such grants), accordingly. The Plan and any grant of an Award hereunder may be amended from time to time as may be necessary or appropriate to comply with the Section 409A Rules.

ARTICLE 17.
Withholding

17.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount (or, if and when the Company adopts any applicable accounting standard allowing for greater Share withholding, up to such withholding rate that will not cause an adverse accounting consequence or cost) to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.
17.2    Share Withholding. With respect to withholding required upon the exercise of Options, SARs or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction (or, if and when the Company adopts any applicable accounting standard allowing for greater Share withholding, up to such withholding rate that will not cause an adverse accounting consequence or cost). All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. With respect to withholding required upon the lapse of restrictions on Restricted Stock or upon the achievement of performance goals related to Performance Shares, Participants shall be required to satisfy the withholding requirement by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction (or, if and when the Company adopts any applicable accounting standard allowing for greater Share withholding, up to such withholding rate that will not cause an adverse accounting consequence or cost).
17.3    Section 83(b) Election. In any case which a Participant makes an election under Section 83(b) of the Code to include in gross income in the year of the transfer the amount specified in Section 83(b) of the Code, the Participant shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing or notification requirements pursuant to regulations under Section 83(b) of the Code.
17.4    Disqualifying Disposition. If the Option granted to a Participant hereunder is an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two years after the grant date, or (ii) the date one year after the date of exercise, the Participant shall immediately notify the Company of such disposition.

ARTICLE 18.
Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19.
General Provisions

19.1    Forfeiture Events.
(a)The Committee may specify in an Evidence of Award that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.
(b)If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.
(c)In the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the issuer with any financial reporting requirement under the securities laws, the Company will recover from any current or former executive officer of the Company or Subsidiary who received incentive-based compensation (including Options awarded as compensation) during the 3-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, in excess of what would have been paid to the executive officer under the accounting restatements. This provision is intended to satisfy the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Clawback Provision”). Accordingly, to the extent of any inconsistency between this Section and the Dodd-Frank Clawback Provision, the Dodd-Frank Clawback Provision shall prevail. Additionally, to the extent that future rules and regulations are promulgated by the Securities and Exchange Commission or any other federal regulatory agency that would add, modify, or supplement the Dodd-Frank Clawback Provision, this Section shall be deemed modified to the extent required to make this Section consistent with such revised Dodd-Frank Clawback Provision.
19.2    Legend. The certificates for Shares may include any legend, which the Committee deems appropriate in its sole discretion to reflect any restrictions on transfer of such Shares.
19.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
19.4    Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included. To the extent that any provision of this Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option. Such provision, however, shall remain in effect for other Options and there shall be no further effect on any provision of this Plan.
19.5    Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
19.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:
(a)Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
(b)Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
19.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
19.8    Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.
19.9    Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:
(a)Determine which Affiliates and Subsidiaries shall be covered by the Plan;
(b)Determine which Employees and/or Nonemployee Directors outside the United States are eligible to participate in the Plan;
(c)Modify the terms and conditions of any Award granted to Employees and/or Nonemployee Directors outside the United States to comply with applicable foreign laws;
(d)Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 19.9 by the Committee shall be attached to this Plan document as appendices; and
(e)Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.
Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

19.10    Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
19.11    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. For the avoidance of doubt, this Section is not intended to preclude the establishment by the Company of a grantor trust under Code Section 671. The Plan is not subject to ERISA.
19.12    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
19.13    Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards will be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.
19.14    Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.
19.15    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.
19.16    Governing Law. The Plan and each Evidence of Award shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Evidence of Award, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Evidence of Award.
19.17    No Liability of the Company. The Company and any Subsidiary or Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant or any other person as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.
19.18    No Representations on Covenants with Respect to Tax Qualification. Although the Company may endeavor to qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or to avoid adverse tax treatment, the Company makes no representation to the effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in the Plan and the Company will have no liability to a Participant or to any other party if a payment under an Award that is intended to benefit from favorable tax treatment or avoid adverse tax treatment fails to realize such intention or for any action taken by the Committee with respect to such Award. The Company shall be unconstrained in its corporate activities and may engage in such activities without regard to the potential negative impact on holders of Awards under the Plan.
19.19    No Obligation to Notify. Neither the Company nor the Committee shall have any duty or obligation to any holder of any Award to advise such holder as to the time or manner of exercising such Award. Furthermore, neither the Company nor the Committee shall have any duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. Neither the Company nor the Committee has any duty or obligation to minimize the tax consequences of an Award to the Option holder.
19.20    Venue. Because Awards under the Plan are granted in California, records relating to the Plan and Awards thereunder are located in California, and the Plan and the Awards thereunder are administered in California, the Corporation and the Participants to whom Awards under this Plan are granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of California, with respect to any and all disputes arising out of or relating to the Plan, the subject matter of this Plan, or any Awards under the Plan including, but not limited to, any disputes arising out of or relating to the interpretation and enforceability of any Awards or the terms and conditions of this Plan. To ensure certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the governing laws to the Plan, the parties agree that (i) the sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Sacramento County, California; (ii) all claims with respect to any such action shall be heard and determined exclusively in such court, and no other; (iii) such California court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto; (iv) the parties waive any and all objections and defenses to bringing any such action before such California court, including, but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

FIDELITY INVESTMENTS
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have this card at hand.
2) Go to **www.proxyvote.com**
3) Follow the online instructions.

To vote by Telephone

1) Read the Proxy Statement and have this card at hand.
2) Call toll-free at **1-800-690-6903**
3) Follow the recorded instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on this card.
3) Sign, date and return the card in the enclosed envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E36377-Z71797

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

AEROJET ROCKETDYNE HOLDINGS, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Thomas A. Corcoran
02) Eileen P. Drake
03) James R. Henderson
04) Warren G. Lichtenstein
05) General Lance W. Lord, USAF (Ret.)
06) General Merrill A. McPeak, USAF (Ret.)
07) James H. Perry
08) Martin Turchin

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com.

▼ **Please fold and detach card at perforation before mailing** ▼

E36378-Z71797

AEROJET ROCKETDYNE HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS - MAY 8, 2018
THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY
ON BEHALF OF THE AEROJET ROCKETDYNE HOLDINGS, INC. BOARD OF DIRECTORS

As a participant in the Aerojet Rocketdyne Retirement Savings Plan, you have the right to instruct Fidelity Management Trust Company, as trustee for the plan, to vote the shares of Aerojet Rocketdyne Holdings, Inc. attributable to your plan account as you have directed at the Annual Meeting of Stockholders to be held on May 8, 2018. Your voting instructions will be tabulated confidentially. Only Fidelity will have access to your individual voting instructions.

Unless otherwise required by law, the shares attributable to your plan account will be voted as directed; if no direction is made, if the card is not signed, or if the card is not received by May 3, 2018, the shares attributable to your plan account will be voted in the same proportion as shares for which the trustee has received voting instructions.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

AEROJET ROCKETDYNE HOLDINGS, INC.
ATTN: REBECCA BAUER
P.O. BOX 537012
SACRAMENTO, CA 95853-7012

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **ajrd.onlineshareholdermeeting.com**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E35692-P01257

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AEROJET ROCKETDYNE HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas A. Corcoran
02) Eileen P. Drake
03) James R. Henderson
04) Warren G. Lichtenstein
05) General Lance W. Lord, USAF (Ret.)
06) General Merrill A. McPeak, USAF (Ret.)
07) James H. Perry
08) Martin Turchin

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report with Form 10-K are available at www.proxyvote.com.

E35693-P01257

AEROJET ROCKETDYNE HOLDINGS, INC.
PROXY FOR HOLDERS OF COMMON STOCK
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Arjun L. Kampani and Paul R. Lundstrom, and each of them, his or her proxy, with the power of substitution, to vote all shares of Common Stock of Aerojet Rocketdyne Holdings, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders to be held virtually on May 8, 2018 at 9:00 a.m. Pacific Daylight Time, and any adjournments or postponements thereof, and appoints the proxyholders to vote as directed below and in accordance with their sole judgment on matters incident to the conduct of the meeting and on such other matters as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES IN PROPOSAL 1; FOR PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE PROXYHOLDERS' SOLE JUDGMENT ON MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side